Separate Account USL A

The United States Life Insurance Company in the City of New York

Financial Statements

December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and the Contract Owners of Separate Account USL A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the subaccounts of Separate Account USL A indicated in the table below as of December 31, 2023, and the related statements of operations, and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account USL A as of December 31, 2023, and the results of each of their operations, and the changes in each of their net assets for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A (1)	Invesco V.I. Growth and Income Fund Series I (1)
AB VPS Discovery Value Portfolio Class A (1)	LVIP Delaware High Yield Fund Standard Class (1)
AB VPS Intermediate Bond Portfolio Class A (2)	LVIP Delaware Limited-Term Diversified Income Fund Standard Class (1)
AB VPS International Value Portfolio Class A (1)	LVIP Delaware SMID Cap Core Fund Standard Class (1)
AB VPS Large Cap Growth Portfolio Class A (1)	LVIP Delaware Value Fund Standard Class (1)
AB VPS Large Cap Growth Portfolio Class B (1)	Morgan Stanley VIF Growth Portfolio Class I
AB VPS Relative Value Portfolio Class A (1)	VanEck VIP Emerging Markets Fund Initial Class (1)
AB VPS Relative Value Portfolio Class B (1)	VanEck VIP Global Resources Fund Initial Class (1)
AB VPS Small Cap Growth Portfolio Class A (1)	Vanguard Dividend Growth Fund Investor Shares (1)
AB VPS Sustainable Global Thematic Growth Portfolio Class A (1)	Vanguard Inflation-Protected Securities Fund Investor Shares (1)
AB VPS Sustainable Global Thematic Growth Portfolio Class B (1)	Vanguard LifeStrategy Income Fund Investor Shares (1)
AB VPS Sustainable International Thematic Portfolio Class A (1)	Vanguard VIF Balanced Portfolio (1)
BNY Mellon Stock Index Fund, Inc. Initial Shares (1)	Vanguard VIF Capital Growth Portfolio (1)
Fidelity VIP Asset Manager Portfolio Initial Class (1)	Vanguard VIF Equity Income Portfolio (1)
Fidelity VIP Contrafund Portfolio Initial Class (1)	Vanguard VIF Growth Portfolio (1)
Fidelity VIP Government Money Market Portfolio Initial Class (1)	Vanguard VIF High Yield Bond Portfolio (1)
Fidelity VIP Government Money Market Portfolio Service Class 2 (1)	Vanguard VIF International Portfolio (1)
Fidelity VIP Growth Portfolio Initial Class (1)	Vanguard VIF Mid-Cap Index Portfolio (1)
Fidelity VIP High Income Portfolio Initial Class (1)	Vanguard VIF Real Estate Index Portfolio (1)
Fidelity VIP Investment Grade Bond Portfolio Initial Class (1)	Vanguard VIF Short-Term Investment-Grade Portfolio (1)
Fidelity VIP Overseas Portfolio Initial Class (1)	Vanguard VIF Small Company Growth Portfolio (1)
Invesco V.I. American Franchise Fund Series I (1)	Vanguard VIF Total Bond Market Index Portfolio (1)
Invesco V.I. American Value Fund Series I (1)	Vanguard VIF Total Stock Market Index Portfolio (1)
Invesco V.I. EQV International Equity Fund Series 1 (1)
(1)	Statement of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
(2)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to March 3, 2022 (cessation of operations)

Basis for Opinions

These financial statements are the responsibility of The United States Life Insurance Company in the City of New York management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account USL A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account USL A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with, the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 23, 2024

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5021
T: (713) 356 4000, www.pwc.com/us

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves

AB VPS Balanced Hedged Allocation Portfolio Class A	$1,272,149	$—	$1,272,149	$6,368	$1,265,781	$1,272,149

AB VPS Discovery Value Portfolio Class A	748,580	—	748,580	—	748,580	748,580

AB VPS International Value Portfolio Class A	157,431	—	157,431	—	157,431	157,431

AB VPS Large Cap Growth Portfolio Class A	7,568,147	—	7,568,147	325,944	7,242,203	7,568,147

AB VPS Large Cap Growth Portfolio Class B	1,541,230	—	1,541,230	193,873	1,347,357	1,541,230

AB VPS Relative Value Portfolio Class A	4,036,308	—	4,036,308	199,006	3,837,302	4,036,308

AB VPS Relative Value Portfolio Class B	2,061,339	—	2,061,339	129,494	1,931,845	2,061,339

AB VPS Small Cap Growth Portfolio Class A	796,877	—	796,877	134	796,743	796,877

AB VPS Sustainable Global Thematic Growth Portfolio Class A	1,377,497	—	1,377,497	75,962	1,301,535	1,377,497

AB VPS Sustainable Global Thematic Growth Portfolio Class B	380,119	—	380,119	80,765	299,354	380,119

AB VPS Sustainable International Thematic Portfolio Class A	809,344	—	809,344	18,994	790,350	809,344

BNY Mellon Stock Index Fund, Inc. Initial Shares	756,485	—	756,485	5,891	750,594	756,485

Fidelity VIP Asset Manager Portfolio Initial Class	117,709	—	117,709	—	117,709	117,709

Fidelity VIP Contrafund Portfolio Initial Class	252,903	—	252,903	—	252,903	252,903

Fidelity VIP Government Money Market Portfolio Initial Class	1,766,683	—	1,766,683	56,487	1,710,196	1,766,683

Fidelity VIP Government Money Market Portfolio Service Class 2	1,054,430	—	1,054,430	11,789	1,042,641	1,054,430

Fidelity VIP Growth Portfolio Initial Class	1,532,272	—	1,532,272	1,200	1,531,072	1,532,272

Fidelity VIP High Income Portfolio Initial Class	151,167	—	151,167	—	151,167	151,167

Fidelity VIP Investment Grade Bond Portfolio Initial Class	9,258	—	9,258	—	9,258	9,258

Fidelity VIP Overseas Portfolio Initial Class	63,383	—	63,383	—	63,383	63,383

Invesco V.I. American Franchise Fund Series I	66,773	—	66,773	—	66,773	66,773

Invesco V.I. American Value Fund Series I	8,379	—	8,379	—	8,379	8,379

Invesco V.I. EQV International Equity Fund Series 1	79,902	—	79,902	—	79,902	79,902

Invesco V.I. Growth and Income Fund Series I	7,805	—	7,805	—	7,805	7,805

LVIP Delaware High Yield Fund Standard Class	18,145	—	18,145	—	18,145	18,145

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	9,271	—	9,271	—	9,271	9,271

LVIP Delaware SMID Cap Core Fund Standard Class	138,851	—	138,851	—	138,851	138,851

LVIP Delaware Value Fund Standard Class	158,715	—	158,715	1,693	157,022	158,715

Morgan Stanley VIF Growth Portfolio Class I	15,072	—	15,072	—	15,072	15,072

VanEck VIP Emerging Markets Fund Initial Class	8,446	—	8,446	—	8,446	8,446

VanEck VIP Global Resources Fund Initial Class	40,704	—	40,704	—	40,704	40,704

Vanguard Dividend Growth Fund Investor Shares	26,723	60	26,783	26,783	—	26,783

Vanguard LifeStrategy Income Fund Investor Shares	16,995	(621)	16,374	16,374	—	16,374

Vanguard VIF Balanced Portfolio	695,222	(15,004)	680,218	680,218	—	680,218

Vanguard VIF Capital Growth Portfolio	51,899	(3,698)	48,201	48,201	—	48,201

Vanguard VIF Equity Income Portfolio	242,204	(5,522)	236,682	236,682	—	236,682

Vanguard VIF Growth Portfolio	55,611	(4,865)	50,746	50,746	—	50,746

Vanguard VIF High Yield Bond Portfolio	1,529	56	1,585	1,585	—	1,585

Vanguard VIF International Portfolio	279,424	(16,340)	263,084	263,084	—	263,084

Vanguard VIF Mid-Cap Index Portfolio	1,562	(263)	1,299	1,299	—	1,299

Vanguard VIF Real Estate Index Portfolio	13,675	(783)	12,892	12,892	—	12,892

Vanguard VIF Short-Term Investment-Grade Portfolio	1,386	(14)	1,372	1,372	—	1,372

Vanguard VIF Small Company Growth Portfolio	21,739	(2,632)	19,107	19,107	—	19,107

Vanguard VIF Total Bond Market Index Portfolio	458,593	1,324	459,917	459,917	—	459,917

Vanguard VIF Total Stock Market Index Portfolio	80,671	(3,865)	76,806	76,806	—	76,806

 The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2023

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*

AB VPS Balanced Hedged Allocation Portfolio Class A	144,892	$8.78	$1,272,149	$1,448,924	1

AB VPS Discovery Value Portfolio Class A	42,269	17.71	748,580	745,054	1

AB VPS International Value Portfolio Class A	10,644	14.79	157,431	148,183	1

AB VPS Large Cap Growth Portfolio Class A	101,586	74.50	7,568,147	6,580,435	1

AB VPS Large Cap Growth Portfolio Class B	23,017	66.96	1,541,230	1,403,210	1

AB VPS Relative Value Portfolio Class A	136,824	29.50	4,036,308	3,928,612	1

AB VPS Relative Value Portfolio Class B	71,624	28.78	2,061,339	2,066,012	1

AB VPS Small Cap Growth Portfolio Class A	74,197	10.74	796,877	1,151,998	1

AB VPS Sustainable Global Thematic Growth Portfolio Class A	41,528	33.17	1,377,497	1,181,968	1

AB VPS Sustainable Global Thematic Growth Portfolio Class B	12,242	31.05	380,119	353,738	1

AB VPS Sustainable International Thematic Portfolio Class A	45,291	17.87	809,344	920,081	1

BNY Mellon Stock Index Fund, Inc. Initial Shares	10,951	69.08	756,485	482,477	1

Fidelity VIP Asset Manager Portfolio Initial Class	7,526	15.64	117,709	115,326	1

Fidelity VIP Contrafund Portfolio Initial Class	5,201	48.63	252,903	173,415	1

Fidelity VIP Government Money Market Portfolio Initial Class	1,766,683	1.00	1,766,683	1,766,683	1

Fidelity VIP Government Money Market Portfolio Service Class 2	1,054,430	1.00	1,054,430	1,054,430	1

Fidelity VIP Growth Portfolio Initial Class	16,458	93.10	1,532,272	1,156,001	1

Fidelity VIP High Income Portfolio Initial Class	32,862	4.60	151,167	180,149	1

Fidelity VIP Investment Grade Bond Portfolio Initial Class	829	11.17	9,258	10,480	1

Fidelity VIP Overseas Portfolio Initial Class	2,455	25.82	63,383	39,065	1

Invesco V.I. American Franchise Fund Series I	1,133	58.96	66,773	65,549	1

Invesco V.I. American Value Fund Series I	599	13.98	8,379	8,283	1

Invesco V.I. EQV International Equity Fund Series 1	2,344	34.09	79,902	67,430	1

Invesco V.I. Growth and Income Fund Series I	414	18.86	7,805	7,796	1

LVIP Delaware High Yield Fund Standard Class	4,292	4.23	18,145	21,842	1

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	998	9.29	9,271	9,982	1

LVIP Delaware SMID Cap Core Fund Standard Class	5,432	25.56	138,851	120,508	1

LVIP Delaware Value Fund Standard Class	6,289	25.24	158,715	171,853	1

Morgan Stanley VIF Growth Portfolio Class I	1,129	13.35	15,072	24,053	1

VanEck VIP Emerging Markets Fund Initial Class	917	9.21	8,446	10,031	1

VanEck VIP Global Resources Fund Initial Class	1,531	26.59	40,704	44,570	1

Vanguard Dividend Growth Fund Investor Shares	718	37.21	26,723	24,909	1

Vanguard LifeStrategy Income Fund Investor Shares	1,120	15.17	16,995	18,695	1

Vanguard VIF Balanced Portfolio	29,851	23.29	695,222	710,904	1

Vanguard VIF Capital Growth Portfolio	1,119	46.38	51,899	47,316	1

Vanguard VIF Equity Income Portfolio	10,130	23.91	242,204	227,475	1

Vanguard VIF Growth Portfolio	2,195	25.34	55,611	49,445	1

Vanguard VIF High Yield Bond Portfolio	207	7.37	1,529	1,557	1

Vanguard VIF International Portfolio	11,373	24.57	279,424	278,349	1

Vanguard VIF Mid-Cap Index Portfolio	65	23.93	1,562	1,407	1

Vanguard VIF Real Estate Index Portfolio	1,147	11.92	13,675	15,004	1

Vanguard VIF Short-Term Investment-Grade Portfolio	134	10.31	1,386	1,440	1

Vanguard VIF Small Company Growth Portfolio	1,234	17.61	21,739	21,198	1

Vanguard VIF Total Bond Market Index Portfolio	43,141	10.63	458,593	507,672	1

Vanguard VIF Total Stock Market Index Portfolio	1,631	49.45	80,671	73,885	1

*	Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

 The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Discovery Value Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS International Value Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
For the Year Ended December 31, 2023

From operations:

Dividends	$16,039	$7,438	$—	$1,184	$—

Mortality and expense risk and administrative charges	(18,916)	(9,762)	—	(2,302)	(99,011)

Net investment income (loss)	(2,877)	(2,324)	—	(1,118)	(99,011)

Net realized gain (loss)	(85,809)	(6,208)	—	1,415	186,404

Capital gain distribution from mutual funds	69,193	58,575	—	—	450,598

Change in unrealized appreciation (depreciation) of investments	168,105	53,327	—	20,210	1,509,169

Increase (decrease) in net assets from operations	148,612	103,370	—	20,507	2,047,160

From contract transactions:

Payments received from contract owners	—	—	—	—	121,168

Payments for contract benefits or terminations	(90,973)	(42,669)	—	(40,890)	(1,052,942)

Transfers between sub-accounts (including fixed account), net	(140,355)	(20,004)	—	7,329	(160,704)

Contract maintenance charges	(1,471)	(1,167)	—	(249)	(3,674)

Adjustments to net assets allocated to contracts in payout period	227	—	—	—	531

Increase (decrease) in net assets from contract transactions	(232,572)	(63,840)	—	(33,810)	(1,095,621)

Increase (decrease) in net assets	(83,960)	39,530	—	(13,303)	951,539

Net assets at beginning of period	1,356,109	709,050	—	170,734	6,616,608

Net assets at end of period	$1,272,149	$748,580	$—	$157,431	$7,568,147

Beginning units	76,619	14,087	—	10,191	56,489

Units issued	411	62	—	520	273

Units redeemed	(12,550)	(1,279)	—	(2,435)	(8,178)

Ending units	64,480	12,870	—	8,276	48,584

For the Year Ended December 31, 2022

From operations:

Dividends	$49,571	$8,233	$—	$8,029	$—

Mortality and expense risk and administrative charges	(20,246)	(10,897)	(5,873)	(2,412)	(106,823)

Net investment income (loss)	29,325	(2,664)	(5,873)	5,617	(106,823)

Net realized gain (loss)	(17,283)	24,038	(225,821)	1,621	280,392

Capital gain distribution from mutual funds	146,932	111,013	—	—	891,405

Change in unrealized appreciation (depreciation) of investments	(490,589)	(285,387)	122,358	(36,849)	(4,043,113)

Increase (decrease) in net assets from operations	(331,615)	(153,000)	(109,336)	(29,611)	(2,978,139)

From contract transactions:

Payments received from contract owners	—	6,380	19,027	6,207	34,495

Payments for contract benefits or terminations	(68,650)	(117,827)	(57,372)	(35,897)	(614,064)

Transfers between sub-accounts (including fixed account), net	172,862	(42,911)	(2,446,404)	12,861	(122,745)

Contract maintenance charges	(1,604)	(1,279)	(382)	(234)	(3,892)

Adjustments to net assets allocated to contracts in payout period	82	—	—	—	756

Increase (decrease) in net assets from contract transactions	102,690	(155,637)	(2,485,131)	(17,063)	(705,450)

Increase (decrease) in net assets	(228,925)	(308,637)	(2,594,467)	(46,674)	(3,683,589)

Net assets at beginning of period	1,585,034	1,017,687	2,594,467	217,408	10,300,197

Net assets at end of period	$1,356,109	$709,050	$—	$170,734	$6,616,608

Beginning units	71,541	16,822	103,865	11,055	61,928

Units issued	8,726	630	—	2,924	1,070

Units redeemed	(3,648)	(3,365)	(103,865)	(3,788)	(6,509)

Ending units	76,619	14,087	—	10,191	56,489

 The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Large Cap Growth Portfolio Class B	AB VPS Relative Value Portfolio Class A	AB VPS Relative Value Portfolio Class B	AB VPS Small Cap Growth Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A
For the Year Ended December 31, 2023

From operations:

Dividends	$—	$57,378	$25,059	$—	$3,771

Mortality and expense risk and administrative charges	(20,296)	(55,076)	(27,599)	(10,898)	(18,502)

Net investment income (loss)	(20,296)	2,302	(2,540)	(10,898)	(14,731)

Net realized gain (loss)	5,981	(18,469)	(13,041)	(29,786)	94,783

Capital gain distribution from mutual funds	109,260	301,735	158,286	—	78,023

Change in unrealized appreciation (depreciation) of investments	301,283	106,013	50,459	158,318	23,691

Increase (decrease) in net assets from operations	396,228	391,581	193,164	117,634	181,766

From contract transactions:

Payments received from contract owners	348,394	59,834	36,380	26,529	—

Payments for contract benefits or terminations	(389,865)	(489,103)	(150,276)	(74,841)	(154,752)

Transfers between sub-accounts (including fixed account), net	(7,134)	33,155	(33,305)	(25,985)	(5,168)

Contract maintenance charges	(1,891)	(1,855)	(2,480)	(485)	(806)

Adjustments to net assets allocated to contracts in payout period	721	2,230	—	—	54

Increase (decrease) in net assets from contract transactions	(49,775)	(395,739)	(149,681)	(74,782)	(160,672)

Increase (decrease) in net assets	346,453	(4,158)	43,483	42,852	21,094

Net assets at beginning of period	1,194,777	4,040,466	2,017,856	754,025	1,356,403

Net assets at end of period	$1,541,230	$4,036,308	$2,061,339	$796,877	$1,377,497

Beginning units	42,907	35,928	18,465	17,218	37,284

Units issued	6,696	777	405	544	3

Units redeemed	(7,963)	(4,120)	(1,749)	(2,123)	(4,190)

Ending units	41,640	32,585	17,121	15,639	33,097

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$58,767	$22,727	$—	$—

Mortality and expense risk and administrative charges	(19,090)	(59,839)	(28,660)	(12,144)	(20,894)

Net investment income (loss)	(19,090)	(1,072)	(5,933)	(12,144)	(20,894)

Net realized gain (loss)	48,891	135,101	30,346	6,109	66,218

Capital gain distribution from mutual funds	174,648	668,875	336,750	356,412	148,713

Change in unrealized appreciation (depreciation) of investments	(738,701)	(1,070,995)	(485,335)	(848,703)	(747,021)

Increase (decrease) in net assets from operations	(534,252)	(268,091)	(124,172)	(498,326)	(552,984)

From contract transactions:

Payments received from contract owners	8,497	90,430	9,799	5,374	2,698

Payments for contract benefits or terminations	(155,717)	(561,422)	(171,591)	(34,102)	(72,978)

Transfers between sub-accounts (including fixed account), net	8,102	(109,329)	34,668	24,228	(11,286)

Contract maintenance charges	(1,960)	(2,093)	(2,594)	(566)	(878)

Adjustments to net assets allocated to contracts in payout period	—	1,771	—	234	249

Increase (decrease) in net assets from contract transactions	(141,078)	(580,643)	(129,718)	(4,832)	(82,195)

Increase (decrease) in net assets	(675,330)	(848,734)	(253,890)	(503,158)	(635,179)

Net assets at beginning of period	1,870,107	4,889,200	2,271,746	1,257,183	1,991,582

Net assets at end of period	$1,194,777	$4,040,466	$2,017,856	$754,025	$1,356,403

Beginning units	47,228	40,930	19,594	17,241	39,416

Units issued	950	2,757	1,041	789	552

Units redeemed	(5,271)	(7,759)	(2,170)	(812)	(2,684)

Ending units	42,907	35,928	18,465	17,218	37,284

 The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable Global Thematic Growth Portfolio Class B	AB VPS Sustainable International Thematic Portfolio Class A	BNY Mellon Stock Index Fund, Inc. Initial Shares	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
For the Year Ended December 31, 2023

From operations:

Dividends	$111	$—	$9,777	$2,657	$1,122

Mortality and expense risk and administrative charges	(4,992)	(11,650)	(9,551)	(1,578)	(3,139)

Net investment income (loss)	(4,881)	(11,650)	226	1,079	(2,017)

Net realized gain (loss)	25,748	31,167	12,083	(151)	3,580

Capital gain distribution from mutual funds	23,857	30,247	24,916	1,237	8,052

Change in unrealized appreciation (depreciation) of investments	(934)	38,881	111,269	10,128	51,706

Increase (decrease) in net assets from operations	43,790	88,645	148,494	12,293	61,321

From contract transactions:

Payments received from contract owners	185,044	40,841	—	—	—

Payments for contract benefits or terminations	(129,004)	(143,143)	(13,075)	(5,446)	(3,576)

Transfers between sub-accounts (including fixed account), net	(104)	(47,400)	(25)	—	(22)

Contract maintenance charges	(473)	(505)	(301)	(58)	(239)

Adjustments to net assets allocated to contracts in payout period	—	733	1,920	—	—

Increase (decrease) in net assets from contract transactions	55,463	(149,474)	(11,481)	(5,504)	(3,837)

Increase (decrease) in net assets	99,253	(60,829)	137,013	6,789	57,484

Net assets at beginning of period	280,866	870,173	619,472	110,920	195,419

Net assets at end of period	$380,119	$809,344	$756,485	$117,709	$252,903

Beginning units	20,802	21,751	10,150	3,531	3,262

Units issued	7,206	953	31	—	—

Units redeemed	(3,334)	(4,490)	(200)	(167)	(54)

Ending units	24,674	18,214	9,981	3,364	3,208

For the Year Ended December 31, 2022

From operations:

Dividends	$—	$—	$8,910	$2,446	$1,099

Mortality and expense risk and administrative charges	(4,312)	(13,597)	(9,246)	(1,628)	(3,041)

Net investment income (loss)	(4,312)	(13,597)	(336)	818	(1,942)

Net realized gain (loss)	20,532	25,474	5,779	175	3,684

Capital gain distribution from mutual funds	31,938	155,849	56,448	7,722	10,372

Change in unrealized appreciation (depreciation) of investments	(164,645)	(537,331)	(211,588)	(30,074)	(86,897)

Increase (decrease) in net assets from operations	(116,487)	(369,605)	(149,697)	(21,359)	(74,783)

From contract transactions:

Payments received from contract owners	—	11,956	—	—	—

Payments for contract benefits or terminations	(6,516)	(66,124)	(2,221)	(393)	(4,182)

Transfers between sub-accounts (including fixed account), net	(20,549)	(10,554)	17	—	2

Contract maintenance charges	(507)	(597)	(299)	(77)	(236)

Adjustments to net assets allocated to contracts in payout period	—	89	1,975	—	—

Increase (decrease) in net assets from contract transactions	(27,572)	(65,230)	(528)	(470)	(4,416)

Increase (decrease) in net assets	(144,059)	(434,835)	(150,225)	(21,829)	(79,199)

Net assets at beginning of period	424,925	1,305,008	769,697	132,749	274,618

Net assets at end of period	$280,866	$870,173	$619,472	$110,920	$195,419

Beginning units	22,603	23,285	10,158	3,544	3,331

Units issued	228	613	33	—	—

Units redeemed	(2,029)	(2,147)	(41)	(13)	(69)

Ending units	20,802	21,751	10,150	3,531	3,262

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
For the Year Ended December 31, 2023

From operations:

Dividends	$86,208	$47,104	$1,775	$8,266	$234

Mortality and expense risk and administrative charges	(25,210)	(14,510)	(18,697)	(2,006)	(125)

Net investment income (loss)	60,998	32,594	(16,922)	6,260	109

Net realized gain (loss)	—	—	24,179	(772)	(28)

Capital gain distribution from mutual funds	—	—	63,663	—	—

Change in unrealized appreciation (depreciation) of investments	—	—	324,042	6,953	338

Increase (decrease) in net assets from operations	60,998	32,594	394,962	12,441	419

From contract transactions:

Payments received from contract owners	15,019	—	—	—	—

Payments for contract benefits or terminations	(140,245)	(8,581)	(24,057)	(1,406)	—

Transfers between sub-accounts (including fixed account), net	(4,374)	2,858	(28)	(1)	(1)

Contract maintenance charges	(1,518)	(2,135)	(466)	(53)	(21)

Adjustments to net assets allocated to contracts in payout period	4,019	100	1,927	—	—

Increase (decrease) in net assets from contract transactions	(127,099)	(7,758)	(22,624)	(1,460)	(22)

Increase (decrease) in net assets	(66,101)	24,836	372,338	10,981	397

Net assets at beginning of period	1,832,784	1,029,594	1,159,934	140,186	8,861

Net assets at end of period	$1,766,683	$1,054,430	$1,532,272	$151,167	$9,258

Beginning units	195,940	113,615	18,023	6,844	398

Units issued	2,789	541	28	—	—

Units redeemed	(15,439)	(1,391)	(330)	(70)	—

Ending units	183,290	112,765	17,721	6,774	398

For the Year Ended December 31, 2022

From operations:

Dividends	$26,541	$12,961	$7,857	$7,511	$212

Mortality and expense risk and administrative charges	(22,733)	(13,735)	(17,870)	(2,038)	(130)

Net investment income (loss)	3,808	(774)	(10,013)	5,473	82

Net realized gain (loss)	—	—	11,469	(349)	(20)

Capital gain distribution from mutual funds	—	—	94,558	—	486

Change in unrealized appreciation (depreciation) of investments	—	—	(493,579)	(25,355)	(2,012)

Increase (decrease) in net assets from operations	3,808	(774)	(397,565)	(20,231)	(1,464)

From contract transactions:

Payments received from contract owners	25,447	—	—	—	—

Payments for contract benefits or terminations	(120,727)	(66,189)	(3,577)	(103)	—

Transfers between sub-accounts (including fixed account), net	1,722,260	415,966	24	(1)	—

Contract maintenance charges	(1,477)	(1,994)	(472)	(61)	(22)

Adjustments to net assets allocated to contracts in payout period	781	—	1,972	—	—

Increase (decrease) in net assets from contract transactions	1,626,284	347,783	(2,053)	(165)	(22)

Increase (decrease) in net assets	1,630,092	347,009	(399,618)	(20,396)	(1,486)

Net assets at beginning of period	202,692	682,585	1,559,552	160,582	10,347

Net assets at end of period	$1,832,784	$1,029,594	$1,159,934	$140,186	$8,861

Beginning units	21,683	75,215	18,051	6,851	399

Units issued	208,132	57,149	30	—	—

Units redeemed	(33,875)	(18,749)	(58)	(7)	(1)

Ending units	195,940	113,615	18,023	6,844	398

 The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Overseas Portfolio Initial Class	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Growth and Income Fund Series I
For the Year Ended December 31, 2023

From operations:

Dividends	$623	$—	$49	$148	$118

Mortality and expense risk and administrative charges	(817)	(843)	(104)	(1,052)	(101)

Net investment income (loss)	(194)	(843)	(55)	(904)	17

Net realized gain (loss)	366	(753)	23	830	13

Capital gain distribution from mutual funds	158	1,314	1,609	56	939

Change in unrealized appreciation (depreciation) of investments	9,718	20,185	(545)	11,560	(189)
Increase (decrease) in net assets from operations	10,048	19,903	1,032	11,542	780

From contract transactions:

Payments for contract benefits or terminations	—	(7,160)	(6)	(2,458)	(6)

Transfers between sub-accounts (including fixed account), net	—	(8)	(3)	(4)	—

Contract maintenance charges	(14)	(88)	—	(61)	—
Increase (decrease) in net assets from contract transactions	(14)	(7,256)	(9)	(2,523)	(6)

Increase (decrease) in net assets	10,034	12,647	1,023	9,019	774

Net assets at beginning of period	53,349	54,126	7,356	70,883	7,031
Net assets at end of period	$63,383	$66,773	$8,379	$79,902	$7,805

Beginning units	2,080	2,060	225	2,796	241

Units redeemed	(1)	(241)	—	(91)	—
Ending units	2,079	1,819	225	2,705	241

For the Year Ended December 31, 2022

From operations:

Dividends	$604	$—	$55	$1,265	$119

Mortality and expense risk and administrative charges	(779)	(874)	(100)	(1,022)	(100)

Net investment income (loss)	(175)	(874)	(45)	243	19

Net realized gain (loss)	325	370	35	351	22

Capital gain distribution from mutual funds	511	16,568	1,345	8,066	676

Change in unrealized appreciation (depreciation) of investments	(18,958)	(41,811)	(1,639)	(25,792)	(1,252)
Increase (decrease) in net assets from operations	(18,297)	(25,747)	(304)	(17,132)	(535)

From contract transactions:

Payments for contract benefits or terminations	—	(808)	(7)	(157)	(7)

Transfers between sub-accounts (including fixed account), net	(2)	1	—	—	1

Contract maintenance charges	(15)	(96)	—	(56)	—
Increase (decrease) in net assets from contract transactions	(17)	(903)	(7)	(213)	(6)

Increase (decrease) in net assets	(18,314)	(26,650)	(311)	(17,345)	(541)

Net assets at beginning of period	71,663	80,776	7,667	88,228	7,572
Net assets at end of period	$53,349	$54,126	$7,356	$70,883	$7,031

Beginning units	2,080	2,089	225	2,804	241

Units redeemed	—	(29)	—	(8)	—
Ending units	2,080	2,060	225	2,796	241

 The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Limited-Term Diversified Income Fund Standard Class	LVIP Delaware SMID Cap Core Fund Standard Class	LVIP Delaware Value Fund Standard Class	Morgan Stanley VIF Growth Portfolio Class I

For the Year Ended December 31, 2023

From operations:

Dividends	$1,178	$325	$1,446	$2,643	$—

Mortality and expense risk and administrative charges	(212)	(113)	(1,578)	(1,887)	(175)

Net investment income (loss)	966	212	(132)	756	(175)

Net realized gain (loss)	(62)	(11)	165	(153)	(151)

Capital gain distribution from mutual funds	—	—	6,499	6,915	—

Change in unrealized appreciation (depreciation) of investments	934	130	11,594	(4,098)	5,124

Increase (decrease) in net assets from operations	1,838	331	18,126	3,420	4,798

From contract transactions:

Payments for contract benefits or terminations	—	—	—	—	(11)

Transfers between sub-accounts (including fixed account), net	—	(1)	—	1	(3)

Contract maintenance charges	(4)	(2)	(60)	(204)	—

Increase (decrease) in net assets from contract transactions	(4)	(3)	(60)	(203)	(14)

Increase (decrease) in net assets	1,834	328	18,066	3,217	4,784

Net assets at beginning of period	16,311	8,943	120,785	155,498	10,288

Net assets at end of period	$18,145	$9,271	$138,851	$158,715	$15,072

Beginning units	326	327	953	1,318	374

Units issued	—	—	—	—	—

Units redeemed	—	—	(1)	(2)	(1)

Ending units	326	327	952	1,316	373

For the Year Ended December 31, 2022

From operations:

Dividends	$1,066	$229	$574	$2,862	$—

Mortality and expense risk and administrative charges	(211)	(113)	(1,615)	(2,232)	(203)

Net investment income (loss)	855	116	(1,041)	630	(203)

Net realized gain (loss)	(49)	(10)	544	(2,864)	(48)

Capital gain distribution from mutual funds	—	—	3,676	11,232	7,090

Change in unrealized appreciation (depreciation) of investments	(3,138)	(608)	(24,907)	(21,122)	(22,700)

Increase (decrease) in net assets from operations	(2,332)	(502)	(21,728)	(12,124)	(15,861)

From contract transactions:

Payments for contract benefits or terminations	—	—	(4,500)	(42,078)	(10)

Transfers between sub-accounts (including fixed account), net	—	1	(2)	(1)	5

Contract maintenance charges	(4)	(2)	(60)	(205)	—

Increase (decrease) in net assets from contract transactions	(4)	(1)	(4,562)	(42,284)	(5)

Increase (decrease) in net assets	(2,336)	(503)	(26,290)	(54,408)	(15,866)

Net assets at beginning of period	18,647	9,446	147,075	209,906	26,154

Net assets at end of period	$16,311	$8,943	$120,785	$155,498	$10,288

Beginning units	326	327	988	1,700	374

Units redeemed	—	—	(35)	(382)	—

Ending units	326	327	953	1,318	374

 The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class	Vanguard Dividend Growth Fund Investor Shares	Vanguard Inflation- Protected Securities Fund Investor Shares	Vanguard LifeStrategy Income Fund Investor Shares
For the Year Ended December 31, 2023

From operations:

Dividends	$291	$1,159	$444	$—	$533

Mortality and expense risk and administrative charges	(113)	(573)	(138)	—	(85)

Net investment income (loss)	178	586	306	—	448

Net realized gain (loss)	(21)	(44)	(882)	—	(470)

Capital gain distribution from mutual funds	—	—	159	—	—

Change in unrealized appreciation (depreciation) of investments	487	(2,649)	3,179	—	1,453

Increase (decrease) in net assets from operations	644	(2,107)	2,762	—	1,431

From contract transactions:

Payments for contract benefits or terminations	—	—	(4,641)	—	(2,235)

Transfers between sub-accounts (including fixed account), net	(1)	(1)	1	—	(1)

Contract maintenance charges	(7)	(6)	—	—	—

Adjustments to net assets allocated to contracts in payout period	—	—	4,810	—	489

Increase (decrease) in net assets from contract transactions	(8)	(7)	170	—	(1,747)

Increase (decrease) in net assets	636	(2,114)	2,932	—	(316)

Net assets at beginning of period	7,810	42,818	23,851	—	16,690

Net assets at end of period	$8,446	$40,704	$26,783	$—	$16,374

Beginning units	319	1,482	375	—	885

Units issued	—	—	106	—	63

Units redeemed	—	—	(75)	—	(116)

Ending units	319	1,482	406	—	832

For the Year Ended December 31, 2022

From operations:

Dividends	$23	$720	$391	$713	$341

Mortality and expense risk and administrative charges	(113)	(607)	(167)	(58)	(95)

Net investment income (loss)	(90)	113	224	655	246

Net realized gain (loss)	(1)	(5)	5,532	(2,785)	(605)

Capital gain distribution from mutual funds	1,567	—	1,326	—	—

Change in unrealized appreciation (depreciation) of investments	(4,139)	2,653	(11,675)	140	(2,653)

Increase (decrease) in net assets from operations	(2,663)	2,761	(4,593)	(1,990)	(3,012)

From contract transactions:

Payments for contract benefits or terminations	—	—	(4,683)	(1,668)	(3,141)

Transfers between sub-accounts (including fixed account), net	(1)	1	(1)	4,756	—

Contract maintenance charges	(7)	(8)	—	—	—

Adjustments to net assets allocated to contracts in payout period	—	—	(10,095)	(24,009)	1,227

Increase (decrease) in net assets from contract transactions	(8)	(7)	(14,779)	(20,921)	(1,914)

Increase (decrease) in net assets	(2,671)	2,754	(19,372)	(22,911)	(4,926)

Net assets at beginning of period	10,481	40,064	43,223	22,911	21,616

Net assets at end of period	$7,810	$42,818	$23,851	$—	$16,690

Beginning units	320	1,482	698	1,129	981

Units issued	—	—	—	—	64

Units redeemed	(1)	—	(323)	(1,129)	(160)

Ending units	319	1,482	375	—	885

 The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Balanced Portfolio	Vanguard VIF Capital Growth Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Growth Portfolio	Vanguard VIF High Yield Bond Portfolio
For the Year Ended December 31, 2023

From operations:

Dividends	$13,303	$510	$6,423	$119	$69

Mortality and expense risk and administrative charges	(3,497)	(251)	(1,238)	(259)	(7)

Net investment income (loss)	9,806	259	5,185	(140)	62

Net realized gain (loss)	(11,486)	(1,326)	(8,043)	(3,555)	(37)

Capital gain distribution from mutual funds	25,780	2,457	12,557	—	—

Change in unrealized appreciation (depreciation) of investments	61,556	10,268	9,539	20,033	129

Increase (decrease) in net assets from operations	85,656	11,658	19,238	16,338	154

From contract transactions:

Payments for contract benefits or terminations	(85,432)	—	(40,743)	—	(103)

Transfers between sub-accounts (including fixed account), net	—	—	(1)	—	(1)

Adjustments to net assets allocated to contracts in payout period	(3,926)	(8,135)	25,322	(8,846)	216

Increase (decrease) in net assets from contract transactions	(89,358)	(8,135)	(15,422)	(8,846)	112

Increase (decrease) in net assets	(3,702)	3,523	3,816	7,492	266

Net assets at beginning of period	683,920	44,678	232,866	43,254	1,319

Net assets at end of period	$680,218	$48,201	$236,682	$50,746	$1,585

Beginning units	16,192	663	4,170	939	55

Units issued	1,057	—	917	—	5

Units redeemed	(2,024)	(66)	(779)	(83)	(4)

Ending units	15,225	597	4,308	856	56

For the Year Ended December 31, 2022

From operations:

Dividends	$14,845	$427	$6,474	$—	$76

Mortality and expense risk and administrative charges	(3,684)	(229)	(1,285)	(237)	(8)

Net investment income (loss)	11,161	198	5,189	(237)	68

Net realized gain (loss)	8,514	(3,249)	6,709	(19,023)	(81)

Capital gain distribution from mutual funds	74,363	4,617	27,523	17,186	—

Change in unrealized appreciation (depreciation) of investments	(210,981)	(9,145)	(41,644)	(16,374)	(161)

Increase (decrease) in net assets from operations	(116,943)	(7,579)	(2,223)	(18,448)	(174)

From contract transactions:

Payments for contract benefits or terminations	(89,202)	(7,167)	(41,640)	(8,087)	(105)

Transfers between sub-accounts (including fixed account), net	1	(483)	(1)	531	—

Adjustments to net assets allocated to contracts in payout period	95,462	7,058	(7,283)	12,963	(96)

Increase (decrease) in net assets from contract transactions	6,261	(592)	(48,924)	5,407	(201)

Increase (decrease) in net assets	(110,682)	(8,171)	(51,147)	(13,041)	(375)

Net assets at beginning of period	794,602	52,849	284,013	56,295	1,694

Net assets at end of period	$683,920	$44,678	$232,866	$43,254	$1,319

Beginning units	17,178	685	5,699	831	65

Units issued	1,166	84	—	255	—

Units redeemed	(2,152)	(106)	(1,529)	(147)	(10)

Ending units	16,192	663	4,170	939	55

 The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		Vanguard VIF International Portfolio	Vanguard VIF Mid- Cap Index Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Small Company Growth Portfolio

For the Year Ended December 31, 2023

From operations:

Dividends	$	3,786	$30	$304	$30	$79

Mortality and expense risk and administrative charges		(1,363)	(11)	(65)	(7)	(101)

Net investment income (loss)		2,423	19	239	23	(22)

Net realized gain (loss)		(58,469)	107	(195)	(13)	(1,261)

Capital gain distribution from mutual funds		8,163	37	574	—	—

Change in unrealized appreciation (depreciation) of investments		82,627	156	765	67	4,798

Increase (decrease) in net assets from operations		34,744	319	1,383	77	3,515

From contract transactions:

Payments for contract benefits or terminations		(36,682)	—	(984)	—	(115)

Transfers between sub-accounts (including fixed account), net		(1)	—	(1)	—	—

Adjustments to net assets allocated to contracts in payout period		3,071	(1,131)	(69)	(142)	(2,830)

Increase (decrease) in net assets from contract transactions		(33,612)	(1,131)	(1,054)	(142)	(2,945)

Increase (decrease) in net assets		1,132	(812)	329	(65)	570

Net assets at beginning of period		261,952	2,111	12,563	1,437	18,537

Net assets at end of period	$	263,084	$1,299	$12,892	$1,372	$19,107

Beginning units		5,869	38	309	96	413

Units issued		885	—	21	—	—

Units redeemed		(818)	(13)	(24)	(9)	(12)

Ending units		5,936	25	306	87	401

For the Year Ended December 31, 2022

From operations:

Dividends	$	4,599	$39	$247	$24	$50

Mortality and expense risk and administrative charges		(1,618)	(17)	(75)	(7)	(90)

Net investment income (loss)		2,981	22	172	17	(40)

Net realized gain (loss)		(71,325)	(578)	769	(29)	(5,861)

Capital gain distribution from mutual funds		68,173	369	559	11	5,403

Change in unrealized appreciation (depreciation) of investments		(121,007)	(428)	(6,040)	(102)	(4,616)

Increase (decrease) in net assets from operations		(121,178)	(615)	(4,540)	(103)	(5,114)

From contract transactions:

Payments for contract benefits or terminations		(37,730)	—	(1,135)	—	(3,162)

Transfers between sub-accounts (including fixed account), net		(2)	—	1	(1)	38

Adjustments to net assets allocated to contracts in payout period		27,177	(1,114)	660	(160)	5,806

Increase (decrease) in net assets from contract transactions		(10,555)	(1,114)	(474)	(161)	2,682

Increase (decrease) in net assets		(131,733)	(1,729)	(5,014)	(264)	(2,432)

Net assets at beginning of period		393,685	3,840	17,577	1,701	20,969

Net assets at end of period	$	261,952	$2,111	$12,563	$1,437	$18,537

Beginning units		6,582	59	329	107	355

Units issued		140	—	6	—	122

Units redeemed		(853)	(21)	(26)	(11)	(64)

Ending units		5,869	38	309	96	413

 The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
For the Year Ended December 31, 2023

From operations:
Dividends	$11,792	$822
Mortality and expense risk and administrative charges	(2,415)	(382)
Net investment income (loss)	9,377	440
Net realized gain (loss)	(16,099)	(4,092)
Capital gain distribution from mutual funds	—	4,004
Change in unrealized appreciation (depreciation) of investments	29,486	16,694
Increase (decrease) in net assets from operations	22,764	17,046

From contract transactions:
Payments for contract benefits or terminations	(59,432)	(6,183)
Transfers between sub-accounts (including fixed account), net	1	3
Adjustments to net assets allocated to contracts in payout period	11,464	(993)
Increase (decrease) in net assets from contract transactions	(47,967)	(7,173)

Increase (decrease) in net assets	(25,203)	9,873
Net assets at beginning of period	485,120	66,933
Net assets at end of period	$459,917	$76,806

Beginning units	29,773	1,334
Units issued	1,278	95
Units redeemed	(3,674)	(112)
Ending units	27,377	1,317

For the Year Ended December 31, 2022

From operations:
Dividends	$10,875	$1,083
Mortality and expense risk and administrative charges	(2,715)	(403)
Net investment income (loss)	8,160	680
Net realized gain (loss)	(15,267)	6,558
Capital gain distribution from mutual funds	3,859	5,800
Change in unrealized appreciation (depreciation) of investments	(77,205)	(33,628)
Increase (decrease) in net assets from operations	(80,453)	(20,590)

From contract transactions:
Payments for contract benefits or terminations	(63,958)	(8,110)
Transfers between sub-accounts (including fixed account), net	—	(86)
Adjustments to net assets allocated to contracts in payout period	23,277	(473)
Increase (decrease) in net assets from contract transactions	(40,681)	(8,669)

Increase (decrease) in net assets	(121,134)	(29,259)
Net assets at beginning of period	606,254	96,192
Net assets at end of period	$485,120	$66,933

Beginning units	32,827	1,621
Units issued	781	—
Units redeemed	(3,835)	(287)
Ending units	29,773	1,334

 The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account USL A (“the Separate Account”) is a segregated investment account established by The United States Life Insurance Company in the City of New York (“USL”) to receive and invest premium payments from variable annuity contracts issued by USL. USL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Separate Account includes the following products, which are no longer available for sale:

Gallery	Paradigm
GENERATIONS™	Profile
Group Immediate Variable Annuity (“GIVA”)	The Variable Annuity
Ovation	Trilogy
Ovation Advisor	Vanguard Group Immediate Variable Annuity (“Vanguard SPIA”)
Ovation Plus

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2023 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Relative Value Portfolio Class A
AB VPS Discovery Value Portfolio Class A	AB VPS Relative Value Portfolio Class B
AB VPS Intermediate Bond Portfolio Class A(c)	AB VPS Small Cap Growth Portfolio Class A
AB VPS Intermediate Bond Portfolio Class B(a)(c)	AB VPS Sustainable Global Thematic Growth Portfolio Class A
AB VPS International Value Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class B
AB VPS Large Cap Growth Portfolio Class A	AB VPS Sustainable International Thematic Portfolio Class A
AB VPS Large Cap Growth Portfolio Class B

BlackRock Variable Series Funds II, Inc. (BlackRock)
BlackRock II High Yield V.I. Fund Class I(a)	BlackRock II Total Return V.I. Fund Class I(a)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage Large Cap Core V.I. Fund Class I(a)	BlackRock Global Allocation V.I. Fund Class I(a)
BlackRock Advantage SMID Cap V.I. Fund Class I(a)	BlackRock Government Money Market V.I. Fund Class I(a)
BlackRock Basic Value V.I. Fund Class I(a)	BlackRock International V.I. Fund Class I(a)
BlackRock Equity Dividend V.I. Fund Class I(a)	BlackRock Large Cap Focus Growth V.I. Fund Class I(a)

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

15

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Core Equity Fund Series I(a)
Invesco V.I. American Value Fund Series I	Invesco V.I. Government Securities Fund Series I(a)
Invesco V.I. Comstock Fund Series I(a)	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. High Yield Fund Series I(a)

Lincoln Variable Insurance Products Trust (LVIP)
LVIP BlackRock Global Allocation Fund Standard Class(a)	LVIP Delaware SMID Cap Core Fund Standard Class
LVIP Delaware High Yield Fund Standard Class	LVIP Delaware Value Fund Standard Class
LVIP Delaware Limited-Term Diversified Income Fund Standard Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(a)(e)	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(a)	Morgan Stanley VIF U.S. Real Estate Portfolio Class I(a)
Morgan Stanley VIF Global Strategist Portfolio Class I(a)

VALIC Company I(b)
VALIC Company I Government Money Market I Fund(a)(d)	VALIC Company I Science & Technology Fund(a)
VALIC Company I International Equities Index Fund(a)	VALIC Company I Small Cap Index Fund(a)
VALIC Company I Mid Cap Index Fund(a)	VALIC Company I Stock Index Fund(a)
VALIC Company I Nasdaq-100 Index Fund(a)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

The Vanguard Group, Inc. (Vanguard)
Vanguard 500 Index Fund Admiral Shares(a)	Vanguard LifeStrategy Moderate Growth Fund Investor Shares(a)
Vanguard Dividend Growth Fund Investor Shares	Vanguard Small-Cap Growth Index Fund Admiral Shares(a)
Vanguard Federal Money Market Fund Investor Shares(a)	Vanguard Small-Cap Value Index Fund Admiral Shares(a)
Vanguard GNMA Fund Investor Shares(a)	Vanguard Total Bond Market Index Fund Admiral Shares(a)
Vanguard Inflation-Protected Securities Fund Investor Shares(f)	Vanguard U.S. Growth Fund Investor Shares(a)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares(a)	Vanguard Wellington Fund Investor Shares(a)
Vanguard LifeStrategy Growth Fund Investor Shares(a)	Vanguard Windsor Fund Investor Shares(a)
Vanguard LifeStrategy Income Fund Investor Shares

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Conservative Allocation Portfolio(a)	Vanguard VIF Moderate Allocation Portfolio(a)
Vanguard VIF Diversified Value Portfolio(a)	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Equity Index Portfolio(a)	Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio

(a)	Sub-account had no activity during the current or prior year and no assets or liabilities as of December 31, 2023.

(b)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of USL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management, LLC., an affiliate of USL, serves as the administrator to each series of VALIC Company I and as the investment sub-advisor to certain series of VALIC Company I.

(c)	Statements of Operations and Changes in Net Assets for the period January 1, 2022 to March 3, 2022 (cessation of operations).

(d)	Cessation of operations July 22, 2022.

(e)	Cessation of operations July 28, 2023.

(f)

Sub-account had no activity for the period January 1, 2023 to December 31, 2023 and no assets and liabilities as of December 31, 2023, and is therefore not included in the Statements of Assets and Liabilities and the Schedule of Portfolio Investments.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of USL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

16

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The assets of each of the sub-accounts of the Separate Account are registered in the name of USL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of USL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate between 3.50 percent and 5.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, USL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of USL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, USL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. USL will periodically review changes in the tax law. USL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

17

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2023 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2023, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to USL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to USL. The mortality risk charge represents compensation to USL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to USL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses USL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges Maximum Annual Rate
Gallery	1.40%

GENERATIONS®	1.40%

GIVA	1.25%

Ovation	1.40%

Ovation Advisor	1.40%

Ovation Plus	1.40%

Paradigm	1.40%

Profile	1.40%

Trilogy	1.40%

Vanguard SPIA	0.52%

Variable Annuity	1.25%

Annual Administrative Charge: An annual administrative expense charge may be assessed against each contract on its anniversary date. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

An annual administrative expense charge of $30 may be assessed against each contract. For Ovation, Ovation Advisor, Paradigm, Profile, and Trilogy products, if the contract value equals or exceeds $50,000 the administrative expense charge may be waived. Contracts under the Ovation Plus, Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge.

Distribution Charge: Daily charges for distribution expense are assessed on contracts issued under certain product and are equivalent to certain percentage of the value of the contracts. This covers all expenses associated with the distribution of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

18

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

An annual distribution charge of 0.20 percent of the value of the contracts is assessed against all contracts issued under the Ovation Plus product.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to USL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The maximum withdrawal charge is 6 percent of the contract value subject to a maximum charge of 8.50 percent of premiums paid for single premium contracts and a maximum charge of 6 percent of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to withdrawal charges.

Annual Certificate Fee: USL will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS® contract. This fee is not imposed during the annuity period. USL reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $10 is assessed on each transfer in excess of 12 transfers during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year for the GENERATIONS product.

Accidental Death Benefit Charge: Daily charges for the accidental death benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
An annual charge of 0.05 percent of the value of the contracts is assessed against all contracts that have elected this option.

Death Benefit Rider Charges: Daily charges for the death benefit rider option are assessed on all contracts that have elected this option and are equivalent to an annual rate applied on the value of the contract. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Plan	Death Benefit Rider Annual Charges
Annual Ratchet Plan	0.10% of the contract value

Equity Assurance Plan	0.20% of the contract value(a)

(a)  For the Paradigm, Profile, and Trilogy products this is the annual charge for Ages 60 and over. The annual charge for Ages 0-59 is 0.07%.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, USL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

19

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts		Cost of Purchases		Proceeds from Sales

AB VPS Balanced Hedged Allocation Portfolio Class A	$	91,464	$	257,720

AB VPS Discovery Value Portfolio Class A		68,922		76,510

AB VPS International Value Portfolio Class A		10,549		45,476

AB VPS Large Cap Growth Portfolio Class A		485,770		1,229,804

AB VPS Large Cap Growth Portfolio Class B		315,817		276,627

AB VPS Relative Value Portfolio Class A		449,405		541,106

AB VPS Relative Value Portfolio Class B		226,064		219,998

AB VPS Small Cap Growth Portfolio Class A		26,546		112,227

AB VPS Sustainable Global Thematic Growth Portfolio Class A		81,795		179,175

AB VPS Sustainable Global Thematic Growth Portfolio Class B		126,030		51,590

AB VPS Sustainable International Thematic Portfolio Class A		69,189		200,067

BNY Mellon Stock Index Fund, Inc. Initial Shares		34,813		21,152

Fidelity VIP Asset Manager Portfolio Initial Class		3,895		7,082

Fidelity VIP Contrafund Portfolio Initial Class		9,174		6,975

Fidelity VIP Government Money Market Portfolio Initial Class		106,876		172,977

Fidelity VIP Government Money Market Portfolio Service Class 2		51,698		26,862

Fidelity VIP Growth Portfolio Initial Class		65,531		41,415

Fidelity VIP High Income Portfolio Initial Class		8,266		3,466

Fidelity VIP Investment Grade Bond Portfolio Initial Class		234		146

Fidelity VIP Overseas Portfolio Initial Class		781		832

Invesco V.I. American Franchise Fund Series I		1,314		8,099

Invesco V.I. American Value Fund Series I		1,658		112

Invesco V.I. EQV International Equity Fund Series 1		204		3,575

Invesco V.I. Growth and Income Fund Series I		1,057		107

LVIP Delaware High Yield Fund Standard Class		1,178		216

LVIP Delaware Limited-Term Diversified Income Fund Standard Class		325		115

LVIP Delaware SMID Cap Core Fund Standard Class		7,945		1,638

LVIP Delaware Value Fund Standard Class		9,559		2,091

Morgan Stanley VIF Growth Portfolio Class I		1		190

VanEck VIP Emerging Markets Fund Initial Class		291		120

VanEck VIP Global Resources Fund Initial Class		1,159		579

Vanguard Dividend Growth Fund Investor Shares		28,428		26,956

Vanguard LifeStrategy Income Fund Investor Shares		2,138		2,718

Vanguard VIF Balanced Portfolio		196,250		201,184

Vanguard VIF Capital Growth Portfolio		6,625		8,914

Vanguard VIF Equity Income Portfolio		167,869		145,142

Vanguard VIF Growth Portfolio		204		4,852

Vanguard VIF High Yield Bond Portfolio		323		238

Vanguard VIF International Portfolio		105,709		92,649

Vanguard VIF Mid-Cap Index Portfolio		2,924		3,704

Vanguard VIF Real Estate Index Portfolio		2,165		1,485

Vanguard VIF Short-Term Investment-Grade Portfolio		50		168

Vanguard VIF Small Company Growth Portfolio		1,230		1,830

Vanguard VIF Total Bond Market Index Portfolio		53,603		83,238

Vanguard VIF Total Stock Market Index Portfolio		31,523		28,675

20

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2023, follows:

	December 31, 2023				For the Year Ended December 31, 2023
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	64,480		19.73	1,272,149	1.22		1.40		11.47

AB VPS Discovery Value Portfolio Class A	12,870		58.16	748,580	1.02		1.40		15.55

AB VPS International Value Portfolio Class A	8,276		19.02	157,431	0.72		1.40		13.55

AB VPS Large Cap Growth Portfolio Class A	48,584	67.95	158.00	7,568,147	0.00		1.40		33.26

AB VPS Large Cap Growth Portfolio Class B	41,640		37.01	1,541,230	0.00		1.40		32.92

AB VPS Relative Value Portfolio Class A	32,585	80.90	128.01	4,036,308	1.42		1.40		10.47

AB VPS Relative Value Portfolio Class B	17,121		120.40	2,061,339	1.23		1.40		10.17

AB VPS Small Cap Growth Portfolio Class A	15,639	49.78	51.11	796,877	0.00		1.40		16.39

AB VPS Sustainable Global Thematic Growth Portfolio Class A	33,097	37.44	41.62	1,377,497	0.28		1.40		14.40

AB VPS Sustainable Global Thematic Growth Portfolio Class B	24,674		15.41	380,119	0.03		1.40		14.10

AB VPS Sustainable International Thematic Portfolio Class A	18,214		44.43	809,344	0.00		1.40		11.07

BNY Mellon Stock Index Fund, Inc. Initial Shares	9,981		75.79	756,485	1.42		1.40		24.18

Fidelity VIP Asset Manager Portfolio Initial Class	3,364		34.99	117,709	2.32		1.40		11.38

Fidelity VIP Contrafund Portfolio Initial Class	3,208		78.84	252,903	0.50		1.40		31.60

Fidelity VIP Government Money Market Portfolio Initial Class	183,290	9.50	12.53	1,766,683	4.79		1.40		3.44

Fidelity VIP Government Money Market Portfolio Service Class 2	112,765		9.35	1,054,430	4.52		1.40		3.18

Fidelity VIP Growth Portfolio Initial Class	17,721		86.47	1,532,272	0.13		1.40		34.35

Fidelity VIP High Income Portfolio Initial Class	6,774		22.32	151,167	5.67		1.40		8.95

Fidelity VIP Investment Grade Bond Portfolio Initial Class	398		23.29	9,258	2.58		1.40		4.73

Fidelity VIP Overseas Portfolio Initial Class	2,079		30.48	63,383	1.07		1.40		18.84

Invesco V.I. American Franchise Fund Series I	1,819	35.12	52.39	66,773	0.00		1.40		38.97

Invesco V.I. American Value Fund Series I	225		37.32	8,379	0.62		1.40		14.00

Invesco V.I. EQV International Equity Fund Series 1	2,705		29.54	79,902	0.20		1.40		16.51

Invesco V.I. Growth and Income Fund Series I	241		32.38	7,805	1.59		1.40		11.10

LVIP Delaware High Yield Fund Standard Class	326		55.66	18,145	6.84		1.25		11.27

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.34	9,271	3.57		1.25		3.69

LVIP Delaware SMID Cap Core Fund Standard Class	952		145.82	138,851	1.11		1.25		15.01

LVIP Delaware Value Fund Standard Class	1,316		120.56	158,715	1.68		1.25		2.21

Morgan Stanley VIF Growth Portfolio Class I	373		40.36	15,072	0.00		1.40		46.61

VanEck VIP Emerging Markets Fund Initial Class	319		26.46	8,446	3.58		1.40		8.25

VanEck VIP Global Resources Fund Initial Class	1,482		27.47	40,704	2.78		1.40		-4.92

Vanguard Dividend Growth Fund Investor Shares	406		65.86	26,783	1.75		0.52		7.54

Vanguard LifeStrategy Income Fund Investor Shares	832		20.43	16,374	3.22		0.52		8.91

Vanguard VIF Balanced Portfolio	15,225		45.66	680,218	3.35		0.52		13.73

Vanguard VIF Capital Growth Portfolio	597		86.88	48,201	1.10		0.52		27.32

Vanguard VIF Equity Income Portfolio	4,308		56.22	236,682	2.74		0.52		7.54

Vanguard VIF Growth Portfolio	856		64.97	50,746	0.25		0.52		39.41

Vanguard VIF High Yield Bond Portfolio	56		27.51	1,585	4.75		0.52		11.09

Vanguard VIF International Portfolio	5,936		47.07	263,084	1.44		0.52		14.06

Vanguard VIF Mid-Cap Index Portfolio	25		62.76	1,299	1.76		0.52		15.23

Vanguard VIF Real Estate Index Portfolio	306		44.71	12,892	2.39		0.52		11.12

Vanguard VIF Short-Term Investment-Grade Portfolio	87		15.89	1,372	2.14		0.52		5.61

Vanguard VIF Small Company Growth Portfolio	401		54.18	19,107	0.42		0.52		19.03

Vanguard VIF Total Bond Market Index Portfolio	27,377		16.75	459,917	2.50		0.52		5.03

Vanguard VIF Total Stock Market Index Portfolio	1,317		61.25	76,806	1.14		0.52		25.30

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	76,619		17.70	1,356,109	3.37		1.40		-20.11

AB VPS Discovery Value Portfolio Class A	14,087		50.33	709,050	0.95		1.40		-16.80

AB VPS Intermediate Bond Portfolio Class A	—		23.91	—	0.00		1.40		-4.27

AB VPS International Value Portfolio Class A	10,191		16.75	170,734	4.14		1.40		-14.81

AB VPS Large Cap Growth Portfolio Class A	56,489	50.99	118.57	6,616,608	0.00		1.40		-29.50

AB VPS Large Cap Growth Portfolio Class B	42,907		27.85	1,194,777	0.00		1.40		-29.68

AB VPS Relative Value Portfolio Class A	35,928	73.23	115.87	4,040,466	1.32		1.40		-5.52

AB VPS Relative Value Portfolio Class B	18,465		109.28	2,017,856	1.06		1.40		-5.75

AB VPS Small Cap Growth Portfolio Class A	17,218	42.77	43.92	754,025	0.00		1.40		-39.94

AB VPS Sustainable Global Thematic Growth Portfolio Class A	37,284	32.73	36.38	1,356,403	0.00		1.40		-28.00

21

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
		Unit Value ($)(a)(f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Sustainable Global Thematic Growth Portfolio Class B	20,802		13.50	280,866	0.00		1.40		-28.18

AB VPS Sustainable International Thematic Portfolio Class A	21,751		40.01	870,173	0.00		1.40		-28.62

BNY Mellon Stock Index Fund, Inc. Initial Shares	10,150		61.03	619,472	1.28		1.40		-19.45

Fidelity VIP Asset Manager Portfolio Initial Class	3,531		31.42	110,920	2.01		1.40		-16.12

Fidelity VIP Contrafund Portfolio Initial Class	3,262		59.91	195,419	0.47		1.40		-27.34

Fidelity VIP Government Money Market Portfolio Initial Class	195,940	9.18	12.11	1,832,784	2.61		1.40		0.03

Fidelity VIP Government Money Market Portfolio Service Class 2	113,615		9.06	1,029,594	1.51		1.40		-0.14

Fidelity VIP Growth Portfolio Initial Class	18,023		64.36	1,159,934	0.58		1.40		-25.51

Fidelity VIP High Income Portfolio Initial Class	6,844		20.48	140,186	4.99		1.40		-12.60

Fidelity VIP Investment Grade Bond Portfolio Initial Class	398		22.24	8,861	2.21		1.40		-14.17

Fidelity VIP Overseas Portfolio Initial Class	2,080		25.65	53,349	0.97		1.40		-25.53

Invesco V.I. American Franchise Fund Series I	2,060	25.27	37.69	54,126	0.00		1.40		-32.07

Invesco V.I. American Value Fund Series I	225		32.73	7,356	0.73		1.40		-3.96

Invesco V.I. EQV International Equity Fund Series 1	2,796		25.35	70,883	1.59		1.40		-19.44

Invesco V.I. Growth and Income Fund Series I	241		29.15	7,031	1.63		1.40		-7.06

LVIP Delaware High Yield Fund Standard Class	326		50.02	16,311	6.10		1.25		-12.51

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		27.33	8,943	2.49		1.25		-5.31

LVIP Delaware SMID Cap Core Fund Standard Class	953		126.79	120,785	0.43		1.25		-14.80

LVIP Delaware Value Fund Standard Class	1,318		117.96	155,498	1.57		1.25		-4.47

Morgan Stanley VIF Growth Portfolio Class I	374		27.53	10,288	0.00		1.40		-60.62

VanEck VIP Emerging Markets Fund Initial Class	319		24.45	7,810	0.25		1.40		-25.42

VanEck VIP Global Resources Fund Initial Class	1,482		28.89	42,818	1.74		1.40		6.89

Vanguard Dividend Growth Fund Investor Shares	375		61.24	23,851	1.17		0.52		-5.38

Vanguard Inflation-Protected Securities Fund Investor Shares	—		18.41	—	3.35		0.52		-8.74

Vanguard LifeStrategy Income Fund Investor Shares	885		18.76	16,690	1.78		0.52		-14.38

Vanguard VIF Balanced Portfolio	16,192		40.15	683,920	2.01		0.52		-14.75

Vanguard VIF Capital Growth Portfolio	663		68.24	44,678	0.88		0.52		-15.92

Vanguard VIF Equity Income Portfolio	4,170		52.28	232,866	2.51		0.52		-1.18

Vanguard VIF Growth Portfolio	939		46.60	43,254	0.00		0.52		-33.71

Vanguard VIF High Yield Bond Portfolio	55		24.76	1,319	5.04		0.52		-9.83

Vanguard VIF International Portfolio	5,869		41.27	261,952	1.40		0.52		-30.48

Vanguard VIF Mid-Cap Index Portfolio	38		54.47	2,111	1.31		0.52		-19.24

Vanguard VIF Real Estate Index Portfolio	309		40.23	12,563	1.64		0.52		-26.68

Vanguard VIF Short-Term Investment-Grade Portfolio	96		15.05	1,437	1.53		0.52		-6.21

Vanguard VIF Small Company Growth Portfolio	413		45.52	18,537	0.25		0.52		-25.74

Vanguard VIF Total Bond Market Index Portfolio	29,773		15.95	485,120	1.99		0.52		-13.66

Vanguard VIF Total Stock Market Index Portfolio	1,334		48.88	66,933	1.33		0.52		-20.01

	December 31, 2021				For the Year Ended December 31, 2021
		Unit Value ($)(a) (f)		Net Assets ($)(b)	Investment Income Ratio (%)(c)	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	71,541		22.16	1,585,034	0.47		1.40		12.15

AB VPS Discovery Value Portfolio Class A	16,822		60.50	1,017,687	0.87		1.40		34.06

AB VPS Intermediate Bond Portfolio Class A	103,865		24.98	2,594,467	1.56		1.40		-2.82

AB VPS International Value Portfolio Class A	11,055		19.67	217,408	2.11		1.40		9.54

AB VPS Large Cap Growth Portfolio Class A	61,928	72.33	168.18	10,300,197	0.00		1.40		27.18

AB VPS Large Cap Growth Portfolio Class B	47,228		39.60	1,870,107	0.00		1.40		26.86

AB VPS Relative Value Portfolio Class A	40,930	77.51	122.64	4,889,200	0.85		1.40		26.38

AB VPS Relative Value Portfolio Class B	19,594		115.94	2,271,746	0.68		1.40		26.06

AB VPS Small Cap Growth Portfolio Class A	17,241	71.22	73.12	1,257,183	0.00		1.40		7.93

AB VPS Sustainable Global Thematic Growth Portfolio Class A	39,416	45.46	50.53	1,991,582	0.00		1.40		21.16

AB VPS Sustainable Global Thematic Growth Portfolio Class B	22,603		18.80	424,925	0.00		1.40		20.87

AB VPS Sustainable International Thematic Portfolio Class A	23,285		56.04	1,305,008	0.00		1.40		6.74

BNY Mellon Stock Index Fund, Inc. Initial Shares	10,158		75.77	769,697	1.14		1.40		26.63

Fidelity VIP Asset Manager Portfolio Initial Class	3,544		37.45	132,749	1.24		1.40		8.39

Fidelity VIP Contrafund Portfolio Initial Class	3,331		82.44	274,618	0.06		1.40		26.06

Fidelity VIP Government Money Market Portfolio Initial Class	21,683	9.18	12.11	202,692	0.01		1.40		-1.38

Fidelity VIP Government Money Market Portfolio Service Class 2	75,215		9.08	682,585	0.01		1.40		-1.38

Fidelity VIP Growth Portfolio Initial Class	18,051		86.40	1,559,552	0.00		1.40		21.50

Fidelity VIP High Income Portfolio Initial Class	6,851		23.44	160,582	5.37		1.40		2.96

Fidelity VIP Investment Grade Bond Portfolio Initial Class	399		25.91	10,347	2.03		1.40		-1.99

Fidelity VIP Overseas Portfolio Initial Class	2,080		34.45	71,663	0.54		1.40		18.04

Invesco V.I. American Franchise Fund Series I	2,089	37.20	55.49	80,776	0.00		1.40		10.37

Invesco V.I. American Value Fund Series I	225		34.09	7,667	0.47		1.40		26.17

Invesco V.I. EQV International Equity Fund Series 1	2,804		31.47	88,228	1.29		1.40		4.42

22

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment Income Ratio (%)(c)	Expense		Total
		Unit Value ($)(a) (f)		Net Assets($)(b)		Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest			Lowest	Highest	Lowest	Highest

Invesco V.I. Growth and Income Fund Series I	241		31.36	7,572	1.64		1.40		26.72

LVIP Delaware High Yield Fund Standard Class	326		57.17	18,647	9.69		1.25		3.62

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.87	9,446	1.75		1.25		-1.92

LVIP Delaware SMID Cap Core Fund Standard Class	988		148.81	147,075	1.02		1.25		21.65

LVIP Delaware Value Fund Standard Class	1,700		123.48	209,906	5.78		1.25		20.90

Morgan Stanley VIF Growth Portfolio Class I	374		69.91	26,154	0.00		1.40		-1.29

VanEck VIP Emerging Markets Fund Initial Class	320		32.78	10,481	0.98		1.40		-13.09

VanEck VIP Global Resources Fund Initial Class	1,482		27.03	40,064	0.46		1.40		17.27

Vanguard Dividend Growth Fund Investor Shares	698		64.72	43,223	1.57		0.52		24.19

Vanguard Inflation-Protected Securities Fund Investor Shares	1,129		20.18	22,911	4.92		0.52		5.02

Vanguard LifeStrategy Income Fund Investor Shares	981		21.91	21,616	2.02		0.52		1.40

Vanguard VIF Balanced Portfolio	17,178		47.09	794,602	1.78		0.52		18.40

Vanguard VIF Capital Growth Portfolio	685		81.16	52,849	1.13		0.52		20.91

Vanguard VIF Equity Income Portfolio	5,699		52.90	284,013	2.18		0.52		24.68

Vanguard VIF Growth Portfolio	831		70.30	56,295	0.04		0.52		17.25

Vanguard VIF High Yield Bond Portfolio	65		27.46	1,694	8.31		0.52		3.14

Vanguard VIF International Portfolio	6,582		59.37	393,685	0.22		0.52		-2.05

Vanguard VIF Mid-Cap Index Portfolio	59		67.44	3,840	1.07		0.52		23.71

Vanguard VIF Real Estate Index Portfolio	329		54.87	17,577	2.33		0.52		39.48

Vanguard VIF Short-Term Investment-Grade Portfolio	107		16.04	1,701	21.19		0.52		-0.97

Vanguard VIF Small Company Growth Portfolio	355		61.30	20,969	0.51		0.52		13.62

Vanguard VIF Total Bond Market Index Portfolio	32,827		18.47	606,254	2.09		0.52		-2.23

Vanguard VIF Total Stock Market Index Portfolio	1,621		61.11	96,192	1.19		0.52		24.99

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a) (f)		Net	Income	Ratio (%)(d) (f)		Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	81,500		19.76	1,610,094	2.01		1.40		7.89

AB VPS Discovery Value Portfolio Class A	19,386		45.13	874,834	0.87		1.40		1.93

AB VPS Intermediate Bond Portfolio Class A	109,728		25.71	2,820,560	3.53		1.40		4.48

AB VPS International Value Portfolio Class A	13,614		17.95	244,418	1.74		1.40		1.04

AB VPS Large Cap Growth Portfolio Class A	68,419	56.88	132.24	8,957,125	0.00		1.40		33.60

AB VPS Large Cap Growth Portfolio Class B	55,695		31.21	1,738,388	0.00		1.40		33.27

AB VPS Relative Value Portfolio Class A	44,530	61.33	97.05	4,216,971	1.37		1.40		1.29

AB VPS Relative Value Portfolio Class B	22,562		91.97	2,075,060	1.13		1.40		1.05

AB VPS Small Cap Growth Portfolio Class A	22,993	65.98	67.75	1,554,464	0.00		1.40		51.84

AB VPS Sustainable Global Thematic Growth Portfolio Class A	45,826	37.52	41.71	1,911,054	0.62		1.40		37.47

AB VPS Sustainable Global Thematic Growth Portfolio Class B	25,925		15.55	403,241	0.41		1.40		37.15

AB VPS Sustainable International Thematic Portfolio Class A	24,900		52.50	1,307,297	1.24		1.40		28.14

BNY Mellon Stock Index Fund, Inc. Initial Shares	10,509		59.84	628,827	1.46		1.40		16.37

Fidelity VIP Asset Manager Portfolio Initial Class	6,141		34.55	212,199	1.34		1.40		13.27

Fidelity VIP Contrafund Portfolio Initial Class	3,533		65.40	231,091	0.24		1.40		28.75

Fidelity VIP Government Money Market Portfolio Initial Class	23,680	9.31	12.28	224,305	0.36		1.40		-1.07

Fidelity VIP Government Money Market Portfolio Service Class 2	76,575		9.20	704,652	0.23		1.40		-1.15

Fidelity VIP Growth Portfolio Initial Class	17,317		71.11	1,231,319	0.07		1.40		41.89

Fidelity VIP High Income Portfolio Initial Class	6,858		22.76	156,131	4.82		1.40		1.32

Fidelity VIP Investment Grade Bond Portfolio Initial Class	400		26.44	10,580	2.21		1.40		7.87

Fidelity VIP Overseas Portfolio Initial Class	2,081		29.18	60,728	0.41		1.40		14.01

Invesco V.I. American Franchise Fund Series I	2,198	33.70	50.28	76,841	0.05		1.40		40.38

Invesco V.I. American Value Fund Series I	225		27.02	6,080	0.79		1.40		-0.28

Invesco V.I. EQV International Equity Fund Series 1	2,866		30.14	86,386	2.18		1.40		12.41

Invesco V.I. Growth and Income Fund Series I	242		24.75	5,979	2.00		1.40		0.67

LVIP Delaware High Yield Fund Standard Class	326		55.17	17,999	5.67		1.25		5.91

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		29.43	9,633	1.88		1.25		3.03

LVIP Delaware SMID Cap Core Fund Standard Class	1,031		122.33	126,173	0.47		1.25		9.70

LVIP Delaware Value Fund Standard Class	1,723		102.13	175,942	2.10		1.25		-0.83

Morgan Stanley VIF Growth Portfolio Class I	374		70.83	26,511	0.00		1.40		114.29

VanEck VIP Emerging Markets Fund Initial Class	320		37.72	12,069	1.84		1.40		15.62

VanEck VIP Global Resources Fund Initial Class	1,482		23.05	34,170	0.76		1.40		17.46

Vanguard Dividend Growth Fund Investor Shares	707		52.11	37,293	1.55		0.52		11.48

Vanguard Inflation-Protected Securities Fund Investor Shares	1,168		19.21	22,804	0.55		0.52		10.32

Vanguard LifeStrategy Income Fund Investor Shares	990		21.61	21,736	0.82		0.52		8.56

Vanguard VIF Balanced Portfolio	17,296		39.77	716,878	2.21		0.52		10.11

Vanguard VIF Capital Growth Portfolio	695		67.12	48,619	0.56		0.52		16.86

Vanguard VIF Diversified Value Portfolio	—		38.01	—	2.48		0.52		5.44

23

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

Vanguard VIF Equity Income Portfolio	6,907		42.43	294,527	1.91		0.52		2.71

Vanguard VIF Growth Portfolio	631		59.96	39,883	0.19		0.52		42.35

Vanguard VIF High Yield Bond Portfolio	64		26.63	1,757	5.45		0.52		5.12

Vanguard VIF International Portfolio	4,794		60.61	277,147	1.07		0.52		56.76

Vanguard VIF Mid-Cap Index Portfolio	55		54.52	2,918	0.03		0.52		17.46

Vanguard VIF Real Estate Index Portfolio	370		39.34	14,577	1.75		0.52		-5.35

Vanguard VIF Short-Term Investment-Grade Portfolio	118		16.20	1,877	0.00		0.52		4.95

Vanguard VIF Small Company Growth Portfolio	374		53.95	21,152	0.39		0.52		22.55

Vanguard VIF Total Bond Market Index Portfolio	34,790		18.89	668,226	2.75		0.52		7.02

Vanguard VIF Total Stock Market Index Portfolio	1,641		48.89	80,400	0.87		0.52		19.93

	December 31, 2019				For the Year Ended December 31, 2019
		Unit Value ($)(a) (f)		Net	Investment Income	Expense Ratio (%)(d) (f)		Total Return (%)(e) (f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest

AB VPS Balanced Hedged Allocation Portfolio Class A	80,142		18.31	1,467,442	2.58		1.40		16.88

AB VPS Discovery Value Portfolio Class A	22,760		44.27	1,007,649	0.59		1.40		18.43

AB VPS Intermediate Bond Portfolio Class A	111,937		24.60	2,753,913	2.93		1.40		6.70

AB VPS International Value Portfolio Class A	15,933		17.77	283,103	0.92		1.40		15.51

AB VPS Large Cap Growth Portfolio Class A	78,780	42.57	98.98	7,729,839	0.00		1.40		32.82

AB VPS Large Cap Growth Portfolio Class B	60,484		23.42	1,416,601	0.00		1.40		32.50

AB VPS Relative Value Portfolio Class A	50,572	60.55	95.81	4,741,128	1.24		1.40		22.19

AB VPS Relative Value Portfolio Class B	24,575		91.02	2,236,747	1.19		1.40		21.89

AB VPS Small Cap Growth Portfolio Class A	25,234	43.45	44.62	1,123,707	0.00		1.40		34.51

AB VPS Sustainable Global Thematic Growth Portfolio Class A	50,717	27.29	30.34	1,538,314	0.42		1.40		28.35

AB VPS Sustainable Global Thematic Growth Portfolio Class B	25,748		11.34	292,001	0.16		1.40		27.98

AB VPS Sustainable International Thematic Portfolio Class A	26,899		40.97	1,102,166	0.57		1.40		25.75

BNY Mellon Stock Index Fund, Inc. Initial Shares	10,637		51.42	546,992	1.32		1.40		28.83

Fidelity VIP Asset Manager Portfolio Initial Class	7,462		30.50	227,624	1.84		1.40		16.61

Fidelity VIP Contrafund Portfolio Initial Class	3,618		50.80	183,762	0.47		1.40		29.75

Fidelity VIP Government Money Market Portfolio Initial Class	28,952	9.41	10.24	277,829	2.02	0.52	1.40	0.59	1.47

Fidelity VIP Government Money Market Portfolio Service Class 2	71,481		9.31	665,457	2.10		1.40		0.34

Fidelity VIP Growth Portfolio Initial Class	19,747		50.11	989,540	0.27		1.40		32.45

Fidelity VIP High Income Portfolio Initial Class	6,867		22.47	154,299	5.31		1.40		13.51

Fidelity VIP Investment Grade Bond Portfolio Initial Class	401		24.51	9,834	2.76		1.40		8.14

Fidelity VIP Overseas Portfolio Initial Class	2,082		25.60	53,285	1.79		1.40		25.99

Invesco V.I. American Franchise Fund Series I	4,096	24.01	35.82	100,325	0.00		1.40		34.85

Invesco V.I. American Value Fund Series I	225		27.09	6,101	0.00		1.40		23.29

Invesco V.I. EQV International Equity Fund Series 1	2,892		26.81	77,546	1.63		1.40		26.79

Invesco V.I. Growth and Income Fund Series I	242		24.58	5,943	0.00		1.40		23.45

LVIP Delaware High Yield Fund Standard Class	326		52.10	16,999	6.63		1.25		14.98

LVIP Delaware Limited-Term Diversified Income Fund Standard Class	327		28.57	9,347	2.81		1.25		3.88

LVIP Delaware SMID Cap Core Fund Standard Class	1,032		111.51	115,073	0.56		1.25		28.02

LVIP Delaware Value Fund Standard Class	2,279		102.99	234,688	1.73		1.25		18.48

Morgan Stanley VIF Growth Portfolio Class I	375		33.05	12,378	0.00		1.40		29.97

VanEck VIP Emerging Markets Fund Initial Class	320		32.62	10,450	0.46		1.40		28.78

VanEck VIP Global Resources Fund Initial Class	1,483		19.62	29,098	0.00		1.40		10.31

Vanguard Dividend Growth Fund Investor Shares	836		46.75	45,301	1.69		0.52		30.27

Vanguard Inflation-Protected Securities Fund Investor Shares	710		17.42	24,095	1.49		0.52		7.50

Vanguard LifeStrategy Income Fund Investor Shares	626		19.90	24,041	1.87		0.52		11.47

Vanguard VIF Balanced Portfolio	18,661		36.12	855,320	2.46		0.52		21.85

Vanguard VIF Capital Growth Portfolio	391		57.44	53,411	0.72		0.52		25.84

Vanguard VIF Diversified Value Portfolio	96		36.05	5,995	2.41		0.52		25.05

Vanguard VIF Equity Income Portfolio	10,192		41.31	484,152	2.38		0.52		23.78

Vanguard VIF Growth Portfolio	713		42.12	62,054	0.30		0.52		33.12

Vanguard VIF High Yield Bond Portfolio	73		25.33	1,878	6.00		0.52		15.07

Vanguard VIF International Portfolio	10,398		38.66	458,987	1.37		0.52		30.54

Vanguard VIF Mid-Cap Index Portfolio	1		46.41	4,281	0.05		0.52		30.19

Vanguard VIF Real Estate Index Portfolio	292		41.56	17,092	2.40		0.52		28.14

Vanguard VIF Short-Term Investment-Grade Portfolio	1		15.44	2,011	0.00		0.52		5.15

Vanguard VIF Small Company Growth Portfolio	363		44.02	30,084	0.38		0.52		27.44

Vanguard VIF Total Bond Market Index Portfolio	21,477		17.65	430,728	2.52		0.52		8.11

Vanguard VIF Total Stock Market Index Portfolio	1,638		40.77	154,687	1.68		0.52		30.07

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

24

SEPARATE ACCOUNT USL A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

25

The United States Life Insurance Company in the

City of New York

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2023 and 2022 and

for each of the three years ended December 31, 2023

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York

Opinions

We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2023 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2024

3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2023	2022
Admitted assets
Cash and investments
Bonds	$19,390	$19,008
Preferred stock	45	27
Common stock	18	18
Cash, cash equivalents and short-term investments	227	389
Mortgage loans	3,876	3,906
Contract loans	132	141
Derivatives	46	91
Derivative cash collateral	63	196
Other invested assets	1,669	1,924
Total cash and investments	25,466	25,700
Amounts recoverable from reinsurers	25	49
Amounts receivable under reinsurance contracts	39	7
Current federal income tax recoverable	—	11
Deferred tax asset	168	186
Due and accrued investment income	209	196
Premiums due, deferred and uncollected	55	49
Receivables from affiliates	19	28
Other assets	7	30
Separate account assets	5,774	5,412
Total admitted assets	$31,762	$31,668

See accompanying Notes to Statutory Financial Statements.

4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2023	2022
Liabilities
Policy reserves and contractual liabilities
Life, annuity and modco reserves	$21,767	$22,128
Liabilities for deposit-type contracts	761	780
Accident and health reserves	191	207
Premiums received in advance	1	1
Policy and contract claims	106	125
Policyholder dividends	1	1
Total policy reserves and contractual liabilities	22,827	23,242
Experience rated refund	75	75
Payable to affiliates	18	36
Interest maintenance reserve	222	297
Federal income taxes payable	24	—
Derivatives	2	183
Repurchase agreements	—	20
Collateral for derivatives program	40	78
Accrued expenses and other liabilities	207	359
Net transfers from separate accounts due or accrued	(114)	(120)
Asset valuation reserve	448	453
Separate account liabilities	5,774	5,412
Total liabilities	29,523	30,035
Commitments and contingencies (see Note 20)

Capital and surplus
Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4
Gross paid-in and contributed surplus	1,913	1,913
Unassigned surplus	322	(284)
Total capital and surplus	2,239	1,633
Total liabilities and capital and surplus	$31,762	$31,668

See accompanying Notes to Statutory Financial Statements.

5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2023	2022	2021
Revenues
Premiums and annuity considerations	$2,382	$2,209	$2,472
Net investment income	1,123	1,204	1,169
Amortization of interest maintenance reserve	17	28	32
Reserve adjustments on reinsurance ceded	(381)	(624)	(496)
Commissions and expense allowances	58	52	69
Separate account fees	114	124	138
Other income	25	18	27
Total revenues	3,338	3,011	3,411
Benefits and expenses
Death benefits	165	189	190
Annuity benefits	208	224	339
Surrender benefits	2,410	1,411	1,182
Other benefits	159	172	122
Change in reserves	(397)	674	111
Commissions	109	94	88
General insurance expenses	115	107	104
Net transfers to (from) separate accounts	(60)	(13)	847
Other expenses	4	16	15
Total benefits and expenses	2,713	2,874	2,998
Net gain from operations before dividends to policyholders and federal income taxes	625	137	413
Net gain from operations after dividends to policyholders and before federal income taxes	625	137	413
Federal income tax expense	46	143	132
Net gain (loss) from operations	579	(6)	281
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	30	(72)	(103)
Net income (loss)	$609	$(78)	$178

See accompanying Notes to Statutory Financial Statements.

6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid- In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2021	$4	$1,913	$(127)	$1,790
Net income (loss)	—	—	178	178
Change in net unrealized capital gains (losses)	—	—	200	200
Change in net unrealized foreign exchange capital gains (losses)	—	—	(46)	(46)
Change in deferred tax	—	—	50	50
Change in non-admitted assets	—	—	25	25
Change in liability for reinsurance in unauthorized and certified companies	—	—	(7)	(7)
Change in asset valuation reserve	—	—	(62)	(62)
Change in surplus from separate accounts	—	—	27	27
Other changes in surplus in separate accounts	—	—	(27)	(27)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(101)	(101)
Prior period corrections	—	—	(5)	(5)
Balance, December 31, 2021	$4	$1,913	$103	$2,020
Net income (loss)	—	—	(78)	(78)
Change in net unrealized capital gains (losses)	—	—	(57)	(57)
Change in net unrealized foreign exchange capital gains (losses)	—	—	(101)	(101)
Change in deferred tax	—	—	95	95
Change in non-admitted assets	—	—	(90)	(90)
Change in asset valuation reserve	—	—	39	39
Change in surplus from separate accounts	—	—	9	9
Other changes in surplus in separate accounts	—	—	(9)	(9)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(200)	(200)
Prior period corrections	—	—	7	7
Balance, December 31, 2022	$4	$1,913	$(284)	$1,633
Net income (loss)	—	—	609	609
Change in net unrealized capital gains (losses)	—	—	(25)	(25)
Change in net unrealized foreign exchange capital gains (losses)	—	—	59	59
Change in deferred tax	—	—	(64)	(64)
Change in non-admitted assets	—	—	24	24
Change in liability for reinsurance in unauthorized and certified companies	—	—	7	7
Change in asset valuation reserve	—	—	6	6
Change in surplus from separate accounts	—	—	10	10
Other changes in surplus in separate accounts	—	—	(10)	(10)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	—	—
Prior period corrections	—	—	(8)	(8)
Balance, December 31, 2023	$4	$1,913	$322	$2,239

See accompanying Notes to Statutory Financial Statements.

7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2023	2022	2021
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$2,382	$2,196	$1,996
Net investment income collected	1,035	1,242	1,062
Other income	(181)	(430)	(262)
Total revenue received	3,236	3,008	2,796
Benefits paid	2,948	1,792	1,811
Net transfers from (to) separate accounts	(9)	(20)	896
Commissions and expenses paid	236	211	198
Dividends paid to policyholders	1	—	1
Federal income taxes paid	21	109	123
Total benefits and expenses paid	3,197	2,092	3,029
Net cash provided by (used in) operations	39	916	(233)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	1,421	2,640	4,630
Stocks	9	10	6
Mortgage loans	424	469	307
Other invested assets	422	667	587
Derivatives	—	102	—
Securities lending reinvested collateral assets	—	258	37
Other, net	(11)		27
Total proceeds from investments sold, matured or repaid	2,265	4,146	5,594
Cost of investments acquired:
Bonds	1,783	1,978	4,042
Stocks	22	19	2
Mortgage loans	322	1,243	325
Other invested assets	372	895	829
Derivatives	58	—	—
Other, net	(133)	24	76
Total cost of investments acquired	2,424	4,159	5,274
Net adjustment in contract loans	(9)	(7)	(12)
Net cash provided by (used in) investing activities	(150)	(6)	332
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	(2)	(2)	(2)
Net deposits on (withdrawals from) deposit-type contracts	(18)	(2)	(2)
Dividends to parent	—	(200)	(101)
Change in securities lending	—	(261)	—
Other, net	(31)	(233)	(22)
Net cash provided by (used in) financing and miscellaneous activities	(51)	(698)	(127)
Net increase (decrease) in cash, cash equivalents and short-term investments	(162)	212	(28)
Cash, cash equivalents and short-term investments at beginning of year	389	177	205
Cash, cash equivalents and short-term investments at end of year	$227	$389	$177

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$—	$—	$480
Non-cash Modco to FRL settlements	187	—	—
Non-cash transfer from collateral other invested assets to bonds	137	—	—
Non-cash transfer from separate to general account	58	—	—
Non-cash transfer from other invested assets to mortgage loans	47	—	2
Non-cash premium transfer from AGL to USL	—	—	4
Non-cash transfer from common stock to other invested assets	—	3	3
Non-cash transfer from other invested assets to common stock	2	—	—

See accompanying Notes to Statutory Financial Statements.

8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (“USL” or the “Company”) is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (formerly known as AIG Life Holdings, Inc.) (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”), which American International Group, Inc. (“AIG”) owns 52.2% of their outstanding common stock as of December 31, 2023. AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 190 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (“NYDFS”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.

The Company’s fixed annuity products include single premium fixed annuities, immediate annuities and deferred income annuities. The Company’s variable annuity products include variable annuities that offer a combination of growth potential, death benefit features and income protection features. The Company’s fixed index annuities include products that provide growth potential based in part on the performance of a market index, and certain of the Company’s fixed index annuity products offer optional income protection features. The Company also offers pension risk transfer annuities. The Company’s distribution channels include banks, wirehouses, broker dealers, independent marketing organizations and independent insurance agents.

The Company’s individual life insurance products are primarily term life and universal life insurance, distributed through independent marketing organizations, independent insurance agents, financial advisors and direct marketing.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The NYDFS recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.

The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $92 million, $(304) million and $49 million, respectively, while this report has $39 million, $(150) million and $(51) million, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities,

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects risk-based capital (“RBC”). The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the Company designated, under Statement of Statutory Accounting Principles (“SSAP”) 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. Starting in 2023, the Company elected fair value hedge accounting for the hedge of a portfolio of similar assets using the “portfolio layer method.” The portfolio layer method represents a new method of achieving hedge accounting that had recently been adopted for statutory reporting purposes pursuant to guidance in SSAP 86.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (“IFRS”) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of DTAs, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $655 million and $679 million at December 31, 2023 and 2022, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions. The Company’s regulatory reserving practices are governed by New York Regulation 213 which entails some potential deviations from the PBR reserving guidance in VM-20. Under this Regulation, the reserves for term life policies are equal to the greater of i) 70% of the CRVM determined policy level reserve and ii) the PBR (VM-20) reserve, while required universal life reserves are equal to the greater of i) CRVM established reserves and ii) PBR reserves.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and for traditional life insurance returns any portion of the final premium for periods beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $1.0 billion and $1.4 billion at December 31, 2023 and 2022, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from AIG, Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. For the period prior to the Corebridge initial public offering (the “IPO”) on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, American General Life Insurance Company (“AGL”), Variable Annuity Life Insurance Company (“VALIC”), and Corebridge Insurance Company of Bermuda, Ltd. (formerly AIG Life of Bermuda, Ltd.) (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

SSAP No. 86, Derivatives, was revised to adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer Method, to include guidance for the portfolio layer method and partial-term hedges. These revisions were effective January 1, 2023. A partial-term hedge is a hedge for a portion of the time to maturity of a fixed rate asset (liabilities are not included contrary to U.S. GAAP). The portfolio layer method permits reporting entities to designate the portion of a closed portfolio of financial assets, beneficial interests secured by financial assets, or a combination of the two, that is not expected to be prepaid during the hedge period as the hedged item in a fair value hedge.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2023, there were three out-of-period errors, including an error identified in the option value that results in increasing reserves as well as an incorrect allocation of 12b-1 fees. These errors decreased unassigned surplus by $8 million.

In 2022, three out-of-period errors, the largest due to separate account rider fees, were identified and corrected, which increased unassigned surplus by $7 million.

In 2021, one out-of-period error due to an understated model of economic hedge targeting was identified and corrected, which decreased unassigned surplus by $5 million.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in indexed universal life and fixed index annuity contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset, unless

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Bonds:
U.S. government obligations	$300	$1	$(72)	$229
All other governments	670	2	(120)	552
States, territories and possessions	111	1	(8)	104
Political subdivisions of states, territories and possessions	42	1	(3)	40
Special revenue	967	4	(98)	873
Industrial and miscellaneous	17,035	141	(1,783)	15,393
Hybrid securities	22	1	—	23
Bank loans	243	1	(6)	238
Total bonds	19,390	152	(2,090)	17,452
Preferred stock	45	1	—	46
Common stock	18	—	—	18
Total equity securities	63	1	—	64
Total	$19,453	$153	$(2,090)	$17,516
December 31, 2022
Bonds:
U.S. government obligations	$294	$1	$(67)	$228
All other government	702	1	(137)	566
States, territories and possessions	95	—	(9)	86
Political subdivisions of states, territories and possessions	43	—	(3)	40
Special revenue	1,020	2	(127)	895
Industrial and miscellaneous	16,549	113	(2,301)	14,361
Hybrid securities	24	1	(1)	24
Bank loans	281	—	(17)	264
Total bonds	19,008	118	(2,662)	16,464
Preferred stock	27	—	—	27
Common stock	18	—	—	18
Total equity securities	45	—	—	45
Total	$19,053	$118	$(2,662)	$16,509

20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Bonds:
U.S. government obligations	$30	$(3)	$181	$(69)	$211	$(72)
All other governments	29	(1)	481	(119)	510	(120)
U.S. States, territories and possessions	11	—	52	(8)	63	(8)
Political subdivisions of states, territories and possessions	10	—	19	(3)	29	(3)
Special revenue	191	(14)	575	(84)	766	(98)
Industrial and miscellaneous	1,591	(127)	10,461	(1,664)	12,052	(1,791)
Hybrid securities	1	—	12	—	13	—
Bank loans	27	—	94	(6)	121	(6)
Total bonds	1,890	(145)	11,875	(1,953)	13,765	(2,098)
Preferred stock	2	—	—	—	2	—
Common stock	—	—	—	—	—	—
Total equity securities	2	—	—	—	2	—
Total	$1,892	$(145)	$11,875	$(1,953)	$13,767	$(2,098)
December 31, 2022
Bonds:
U.S. government obligations	$209	$(67)	$—	$—	$209	$(67)
All other governments	539	(137)	—	—	539	(137)
U.S. States, territories and possessions	71	(9)	—	—	71	(9)
Political subdivisions of states, territories and possessions	29	(3)	—	—	29	(3)
Special revenue	815	(127)	2	—	817	(127)
Industrial and miscellaneous	11,610	(1,988)	1,001	(315)	12,611	(2,301)
Hybrid securities	15	(1)	—	—	15	(1)
Bank loans	117	(7)	143	(10)	260	(16)
Total	$13,405	$(2,339)	$1,146	$(325)	$14,551	$(2,664)
Preferred stock	6	—	2	—	8	—
Common stock	—	—	—	—	—	—
Total equity securities	6	—	2	—	8	—
Total	$13,411	$(2,339)	$1,148	$(325)	$14,559	$(2,664)

As of December 31, 2023 and 2022, the number of bonds and equity securities in an unrealized loss position was 3,394 and 3,721, respectively. Bonds comprised 3,393 of the total of which 2,927 were in a continuous loss position greater than 12 months at December 31, 2023. Bonds comprised 3,716 of the total of which 282 were in a continuous loss position greater than 12 months at December 31, 2022.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2023 and 2022, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2023
Due in one year or less	$347	$343
Due after one year through five years	2,678	2,582
Due after five years through ten years	2,735	2,486
Due after ten years	8,219	6,772
LBaSS	5,411	5,269
Total	$19,390	$17,452

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $9 million and $29 million at December 31, 2023 and 2022, respectively, which is the fair value. At December 31, 2023 and 2022, the Company had no income excluded from due and accrued for bonds.

At December 31, 2023, the Company’s bond portfolio included bonds totaling $1 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 3 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries. At December 31, 2022, the Company’s bond portfolio included bonds totaling $1.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 12 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2023	2022
Consumer cyclical	13.4%	21.9%

Consumer non-cyclical	12.3	13.0

Communications	—	11.4

Energy	10.8	11.2

Utility	10.5	—

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2023		December 31, 2022
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$5,411	$5,269	$4,363	$4,110

22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

At December 31, 2023 and 2022, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2023 and 2022, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2023, 2022 and 2021, the Company recognized total OTTI of $5 million, $20 million and $1 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2023 and 2022, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023

LBaSS	$932	$(39)	$1,964	$(205)	$2,896	$(244)

December 31, 2022

LBaSS	$2,802	$(300)	$209	$(32)	$3,011	$(332)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2023	2022
Balance, beginning of year	$177	$204
Increases due to:
Credit impairment on new securities subject to impairment losses	3	7
Additional credit impairment on previously impaired investments	2	14
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	4	48
Balance, end of year	$178	$177

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2023.

23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Mortgage Loans

Mortgage loans had outstanding principal balances of $3.9 billion and $3.9 billion at December 31, 2023 and 2022, respectively. Contractual interest rates range from 0.00 percent to 10.30 percent. The mortgage loans at December 31, 2023 had maturity dates ranging from 2024 to 2055.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2023	2022
Geographic distribution:
Mid-Atlantic	26.4%	26.9%
Pacific	19.5	19.4
Foreign	18.5	16.8
South Atlantic	12.1	12.7
East North Central	6.3	6.6
West South Central	7.6	7.8
New England	4.3	3.5
Mountain	2.5	3.3
East South Central	2.3	2.4
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	31.5%	30.8%
Office	21.9	22.1
Retail	7.4	7.2
Industrial	20.2	20.3
Hotel/Motel	2.4	2.1
Other	16.6	17.5
Total	100.0%	100.0%

At December 31, 2023, there were 59 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 52 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2023 and 2022:

	Years Ended December 31,
	2023		2022
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	10.14%	3.00%	7.83%	4.16%
Industrial	4.08	4.08	9.34	2.68
Retail	—	—	—	—
Hotel/Motel	7.43	7.43	—	—
Multi-family	8.47	7.08	8.37	3.01
Other	—	—	9.33	2.52

The Company did not reduce the interest rate on any loans during 2023. The Company reduced the interest rate on one loan during 2022.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 70.0 percent and 80.0 percent, in 2023 and 2022, respectively.

At December 31, 2023, the Company held $92 million in impaired mortgage loans with a related allowance for credit losses. There were no impaired mortgage loans without a related allowance. At December 31, 2022, the Company held $114 million in impaired mortgages with $74 million of related allowances for credit losses and $40 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $104 million and

24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

$79 million, at December 31, 2023 and 2022, respectively. The Company recognized interest income of $1 million, $3 million and $1 million, in 2023, 2022 and 2021, respectively.

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2023	2022	2021
Balance, beginning of year	$40	$31	$37

Additions (reductions) charged to unrealized capital loss	15	9	(6)

Direct write-downs charged against allowance	(7)	—	—
Balance, end of year	$48	$40	$31

During 2023, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2023	2022
Current	$3,875	$3,904

30 - 59 days past due	1	2

90 - 179 days past due	—	—
Total	$3,876	$3,906

At December 31, 2023 and 2022, the Company had mortgage loans outstanding under participant or co-lender agreements of $3.0 billion and $3.0 billion, respectively.

The Company had $61 million and $60 million in restructured loans at December 31, 2023 and 2022, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2023:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	— %	$90	0.30	$—	—%

b. 91% to 95%	—	—	33	0.10	—	—

c. 81% to 90%	—	—	153	0.60	—	—

d. 71% to 80%	73	0.30	448	1.70	—	—

e. below 70%	569	2.20	2,511	9.70	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2023 and 2022. In 2023, the Company had $1 million in outstanding commitments to debtors that hold loans with restructured terms. In 2022, the Company had $1 million outstanding commitment to debtors that hold loans with restructured terms.

25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The Company had no investment in real estate at December 31, 2023, 2022 and 2021.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2023	2022
Investments in limited liability companies	$205	$57
Investments in limited partnerships	1,074	1,240
Collateral loan	—	416
Surplus note	—	133
Other unaffiliated investments	369	56
Receivable for securities	37	25
Non-admitted assets	(16)	(3)
Total	$1,669	$1,924

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $248 million and $255 million at December 31, 2023 and 2022, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $1 million, $13 million and $12 million during 2023, 2022 and 2021, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$860	$802	$880
Common stocks	1	—	1
Cash and short-term investments	21	8	4
Mortgage loans	200	159	140
Contract loans	8	9	9
Derivatives	(36)	145	42
Investment income from affiliates	3	20	18
Other invested assets	96	97	104
Gross investment income	1,153	1,240	1,198
Investment expenses	(30)	(36)	(29)
Net investment income	$1,123	$1,204	$1,169

26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$(86)	$(91)	$139
Common stocks	1	(1)	1
Cash and short-term investments	2	(4)	1
Mortgage loans	(12)	(7)	—
Derivatives	48	(64)	(159)
Other invested assets	12	(1)	28
Realized capital gains (losses)	(35)	(168)	10
Federal income tax (expense) benefit	7	35	(2)
Net gains transferred to IMR	58	61	(111)
Net realized capital gains (losses)	$30	$(72)	$(103)

During 2023, 2022 and 2021, the Company recognized $7 million, $28 million and $3 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2023	2022	2021
Proceeds	$513	$1,410	$2,452

Gross realized capital gains	$20	$46	$130
Gross realized capital losses	$(102)	(108)	(27)
Net realized capital gains (losses)	$(82)	$(62)	$103

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2023	2022	2021
Bonds	$29	$(37)	$(39)
Preferred and common stocks	—	—	—
Mortgage loans	25	(55)	(7)
Derivatives	29	(102)	63
Other invested assets	(40)	(6)	178
Federal income tax expense	(9)	42	(41)
Net change in unrealized gains (losses) of investments	$34	$(158)	$154

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2023	2022	2023	2022	2023	2022
Bonds - AC	$2	1	$1	10	$1	$8
LB&SS - AC	1	13	—	8	—	7
Preferred Stock - AC	—	2	—	2	—	2
Preferred Stock - FV	—		—	—	—	—
Total	3	16	$1	$20	$1	$17

AC - Amortized Cost

FV - Fair Value

27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. Loan-Backed and Structured Security Impairments and Structured Notes Holdings

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2023 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
126694EK0	$993	$991	$3	$991	$882	3/31/2023
76111XVN0	232	224	8	224	205	3/31/2023
32051GPW9	333	332	1	332	326	3/31/2023
Quarterly Total	$1,558	$1,547	$12	$1,547	$1,413
007036KG0	2,642	2,636	6	2,636	2,513	6/30/2023
Quarterly Total	$2,642	$2,636	$6	$2,636	$2,513
007036UQ7	592	575	17	575	554	9/30/2023
05952GAE1	5,704	5,676	29	5,676	5,975	9/30/2023
362257AC1	11,386	11,004	382	11,004	12,942	9/30/2023
76112FAA9	17,278	16,565	713	16,565	18,626	9/30/2023
362480AD7	11,619	11,591	28	11,591	11,898	9/30/2023
362367AD6	11,913	9,485	2,428	9,485	12,897	9/30/2023
93934FCF7	7,329	7,170	158	7,170	6,890	9/30/2023
50179MAH4	82	68	14	68	67	9/30/2023
Quarterly Total	$65,903	$62,134	$3,769	$62,134	$69,849
67088CAA5	865	80	786	80	80	12/31/2023
12544KAA1	4,203	4,192	11	4,192	3,927	12/31/2023
60688CAJ5	44	5	39	5	5	12/31/2023
007036LR5	4,730	4,716	13	4,716	4,365	12/31/2023
126694JS8	385	380	5	380	378	12/31/2023
02660TGV9	8,235	8,191	44	8,191	7,635	12/31/2023
251510FG3	3,097	3,057	39	3,057	2,568	12/31/2023
92990GAC7	398	397	1	397	359	12/31/2023
Quarterly Total	$21,957	$21,018	$938	$21,018	$19,317
		Year End Total	$4,725

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2023, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2023	2022
30 days or less	$—	$—
31 to 60 days	—	—
61 to 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—

28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

Repurchase Agreements

At December 31, 2023, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company. At December 31, 2022, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2023	2022
Open positions	$—	$—
30 days or less	—	20
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	—	20
Securities collateral received	—	—
Total collateral received	$—	$20

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	15	25	—	—
3. 2 Days to 1 Week	15	—	—	—
4. > 1 Week to 1 Month	15	25	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	15	—	—	—
3. 2 Days to 1 Week	—	—	—	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company’s liability to return collateral for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$45	$51	$—	$—
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$15	$—	$—	$—
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2023		December 31, 2022

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Greater than three years	—	—	—	—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2023:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2023	2022
On deposit with states	$16	$16

Securities lending	—	—

Collateral held on securities lending	—	—

FHLB stock and collateral pledged	534	396

Subject to repurchase agreements	—	—

Collateral for derivatives	157	405
Total	$707	$817

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2023
In general account:
RMBS	$127	$127	$133	$—
CDOs	13	16	16	—
CMBS	—	—	—	—
Total subprime exposure	$140	$143	$149	$—
December 31, 2022
In general account:
RMBS	$149	$149	$156	$—
CDOs	16	20	18	—
CMBS	—	—	—	—
Total subprime exposure	$165	$169	$174	$—

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Derivatives that do not qualify for hedge accounting are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains and losses, net of deferred taxes. Derivatives which qualify for hedge accounting are accounted at carrying value. The change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $32 million in 2023, an unrealized capital loss of $95 million in 2022 and an unrealized capital gain of $63 million in 2021, related to derivatives that did not qualify for hedge accounting.

The Company is hedging the risk of changes in the fair value of a designated specified percentage of a closed portfolio of purchased fixed-rate investment assets that is attributable to changes in a benchmark interest rate. The Company is hedging the portfolio on a partial term basis. The hedged item is the last $6.9 billion of financial assets in a closed portfolio (par value of $9.1 billion) for a 5-year period. A proportionate amount of existing interest rate swaps has been designated as the hedging instruments.

For the purposes of supporting the five-year hedge relationship, portfolio assets with a term greater than five years are assumed to be five-year assets using the partial-term hedging guidance. By electing to hedge the benchmark interest rate component of the contractual cash flows, the hedged assets will have an assumed coupon based on a five-year benchmark interest rate (i.e., SOFR). As a result, the hedged components of the different tenor assets are considered similar when performing the similar asset analysis.

A haircut of approximately 24% was applied to the portfolio to maintain a hedged item that is projected to always exceed the notional value of the interest rate swaps. The haircut consisted of the following components:

•	Scheduled principal paydowns (approximately 10%)

•	Anticipated annual defaults (approximately 1%)

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

•	Anticipated annual sales (approximately 13%)

Pursuant to fair value hedge accounting, the swaps hedging the portfolio of fixed-interest investments have been reported on the same basis (i.e., amortized cost) as the hedged target. The amortized cost basis of the interest rate swaps was zero at December 31, 2023.

Net cash collateral received for derivative transactions increased in the year 2023, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2023, the Company held $40 million of collateral for derivatives, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2023			December 31, 2022

(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$8,745	$48	$113	$10,173	$61	$61
Foreign exchange contracts	456	54	54	688	90	90
Equity contracts	2,307	327	327	1,444	54	54
Derivative assets, gross	11,508	429	494	12,305	205	205
Counter party netting*	—	(383)	(383)	—	(114)	(114)
Derivative assets, net	$11,508	$46	$111	$12,305	$91	$91
Liabilities:
Interest rate contracts	$896	$139	$139	$1,064	$209	$209
Foreign exchange contracts	1,362	44	46	1,013	52	52
Equity contracts	2,268	202	202	1,146	34	34
Derivative liabilities, gross	4,526	385	387	3,223	295	295
Counter party netting*	—	(383)	(383)	—	(114)	(114)
Derivative liabilities, net	$4,526	$2	$4	$3,223	$181	$181

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties.

The following table presents the effect of the right of offsets:

	December 31, 2023		December 31, 2022
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$429	$385	$205	$297
Amount offset	(383)	(383)	(114)	(114)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$46	$2	$91	$183

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2023		December 31, 2022
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$8,745	2054	$10,173	2061
Foreign exchange contracts	456	2049	688	2049
Equity contracts	2,307	2024	1,444	2023
Derivative liabilities:
Interest rate contracts	896	2052	1,064	2052
Foreign exchange contracts	1,362	2045	1,013	2045
Equity contracts	2,268	2024	1,146	2023

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $134 million and $162 million at December 31, 2023 and 2022, respectively.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a

38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2023

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$2	$—	$9
Total bonds	—	7	2	—	9
Preferred stock

Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	6	39	—	45

Foreign exchange contracts	—	54	—	—	54

Equity contracts	1	327	—	—	328

Counterparty netting	—	—	—	(383)	(383)
Total derivative assets	1	387	39	(383)	44
Separate account assets	3,532	1,078	—	—	$4,610
Total assets at fair value	$3,533	$1,472	$81	$(383)	$4,703
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$139	$—	$—	$139

Foreign exchange contracts	—	34	—	—	34

Equity contracts	—	202	—	—	202

Counterparty netting	—	—	—	(383)	(383)
Total derivative liabilities	—	375	—	(383)	(8)
Total liabilities at fair value	$—	$375	$—	$(383)	$(8)
December 31, 2022

Assets at fair value:

Bonds

Industrial and miscellaneous	$—	$7	$8	$—	$15
Total bonds	—	7	8	—	15
Preferred stock

Industrial and miscellaneous	—	—	21	—	21
Total preferred stock	—	—	21	—	21
Common stock

Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:

Interest rate contracts	—	47	14	—	61

Foreign exchange contracts	—	90	—	—	90

Equity contracts	1	53	—	—	54

Counterparty netting	—	—	—	(114)	(114)

40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
Total derivative assets	1	190	14	(114)	91
Separate account assets	3,272	1,010	—	—	4,282
Total assets at fair value	$3,273	$1,207	$43	$(114)	$4,409
Liabilities at fair value:

Derivative liabilities:

Interest rate contracts	$—	$209	$—	$—	$209

Foreign exchange contracts	$—	$46	$—	$—	$46

Equity contracts	—	34	—	—	34

Counterparty netting	—	—	—	(114)	(114)
Total derivative liabilities	—	289	—	(114)	175
Total liabilities at fair value	$—	$289	$—	$(114)	$175

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2022	$36	$2	$—	$—	$38
Total realized/unrealized capital gains or losses:
Included in net (loss) income	1	—	—	(10)	(9)
Included in surplus	(3)	—	—	10	7
Purchases, issuances and settlements	(55)	19	—	14	(22)
Transfers into Level 3	29	—	—	—	29
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2022	$8	$21	$—	$14	$43

Included in net (loss) income	(1)	—	—	(27)	(28)
Included in surplus	(5)	—	—	25	20
Purchases, issuances and settlements	—	19	—	27	46
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2023	$2	$40	$—	$39	$81
Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2023 and 2022, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2023 and 2022 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2023.

42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2023
Derivative assets at fair value	$1	$386	$39	$426
Derivative liabilities at fair value	—	(375)	—	(375)

December 31, 2022
Derivative assets at fair value	$2	$190	$14	$206
Derivative liabilities at fair value	—	(296)	—	(296)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2023
Assets:
Bonds	$17,443	$19,381	$—	$14,966	$2,477
Preferred stocks	6	5	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	227	227	(20)	247	—
Mortgage loans	3,598	3,876	—	—	3,598
Contract loans	132	132	—	—	132
Derivatives	59	(4)	—	59	—
Receivables for securities	37	37	—	37	—
Separate account assets	1,163	1,163	—	1,163	—
Liabilities:
Policy reserves and contractual liabilities	497	497	—	6	491
Payable for securities	2	2	—	2	—
Derivatives	(4)	(4)	—	(4)	—
December 31, 2022
Assets:
Bonds	$16,449	$18,993	$—	$13,991	$2,458
Preferred stocks	6	6	—	6	—
Common stocks	18	18	—	18	—
Cash, cash equivalents and short-term investments	389	389	318	71	—
Mortgage loans	3,606	3,906	—	—	3,606
Contract loans	141	141	—	—	141
Derivatives	(6)	(7)		(6)
Receivables for securities	25	25	—	25	—
Separate account assets	1,130	1,130	—	1,130	—
Liabilities:
Policy reserves and contractual liabilities	542	523	—	8	534
Payable for securities	1	1	—	1	—

43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

(in millions)	Years ended December 31,
	2023	2022
Life insurance	$3,397	$3,426
Annuities (excluding supplementary contracts with life contingencies)	16,891	16,840
Supplementary contracts with life contingencies	162	157
Disability - active lives	2	2
Disability - disabled lives	50	55
Excess of VM-21 reserves over basic reserves	90	124
Deficiency reserves	249	237
Other miscellaneous reserve	1,099	1,484
Gross life and annuity reserves	21,940	22,325
Reinsurance ceded	(173)	(197)
Net life and annuity reserves	21,767	22,128
Accident and health reserves
Unearned premium reserves	8	8
Present value of amounts not yet due on claims	153	174
Additional contract reserves	45	41
Gross accident and health reserves	206	223
Reinsurance ceded	(15)	(16)
Net accident and health reserves	191	207
Aggregate policy reserves	$21,958	22,335

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$3,086	$—	$—	$3,086	16.29%

b. At book value less current surrender charge of 5% or more	4,088	—	—	4,088	21.58%

c. At fair value	—	—	3,417	3,417	18.04%
d. Total with market adjustment or at fair value	7,174	—	3,417	10,591	55.91%

e. At book value without adjustment (minimal or no charge or adjustment)	5,533	—	—	5,533	29.20%

(2) Not subject to discretionary withdrawal	2,820	—	1	2,821	14.89%
(3) Total (gross: direct + assumed)	$15,527	$—	$3,418	$18,945	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$15,527	$—	$3,418	$18,945
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,117	$—	$—	$1,117

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

B. Group Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	1,085	1,085	29.03%
d. Total with market adjustment or at fair value	—	—	1,085	1,085	29.03%

e. At book value without adjustment (minimal or no charge or adjustment)	447	—	—	447	11.96%

(2) Not subject to discretionary withdrawal	1,078	1,128	—	2,206	59.01%
(3) Total (gross: direct + assumed)	$1,525	$1,128	$1,085	$3,738	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,525	$1,128	$1,085	$3,738
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment (minimal or no charge or adjustment)	5	—	—	5	0.66%

(2) Not subject to discretionary withdrawal	756	—	1	757	99.34%
(3) Total (gross: direct + assumed)	$761	$—	$1	$762	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$761	$—	$1	$762
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

	December 31, 2023
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:

(1) Term policies with cash value	$—	$9	$22	$—	$—	$—

(2) Universal life	1,143	1,138	1,243	—	—	—

(3) Universal life with secondary guarantees	136	127	727	—	—	—

(4) Indexed universal life	4	4	4	—	—	—

(5) Indexed universal life with secondary guarantees	53	36	66	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	57	339	381	11	11	11

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	1	1	1	12	12	12

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values

(1) Term policies without cash value	XXX	XXX	$954	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	2	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	50	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	323	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,394	$1,654	$3,773	$23	$23	$23
D. Reinsurance ceded	39	47	173	—	—	—
E. Total (net) (C) - (D)	$1,355	$1,607	$3,600	$23	$23	$23

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

The separate accounts also include a funding agreement, which provides a stable value protection feature on the assets held within the account.

The Company does not engage in securities lending transactions within the separate accounts.

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2023		December 31, 2022
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$4,623	$—	$4,300	$—
Variable universal life products	23	—	20	—
Pension risk transfer annuities	1,128	—	1,092	—
Total	$5,774	$—	$5,412	$—

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2023 and 2022 is $109 million and $246 million, respectively.

There was no separate account business seed money at December 31, 2023 and 2022.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2023	$55	$2

2022	63	2

2021	53	1

2020	45	—

2019	37	—

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$—	$—	$—	$267	$267
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,530	$4,530
Amortized costs	—	1,128	—	—	1,128
Total reserves	$—	$1,128	$—	$4,530	$5,658
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,128	$—	$—	$1,128
At market value	—	—	—	4,528	4,528
Subtotal	—	1,128	—	4,528	5,656
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,128	$—	$4,530	$5,658
December 31, 2022
Premiums, considerations or deposits	$—	$—	$—	$299	$299
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,194	$4,194
Amortized costs	—	1,092	—	—	1,092
Total reserves	$—	$1,092	$—	$4,194	$5,286
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,092	$—	$—	$1,092
At market value	—	—	—	4,192	4,192
Subtotal	—	1,092	—	4,192	5,284
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,092	$—	$4,194	$5,286

47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2023	2022	2021
Transfers to separate accounts	$267	$299	$1,178
Transfers from separate accounts	(327)	(312)	(331)
Net transfers to (from) separate accounts	(60)	(13)	847
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$(60)	$(13)	$847

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (“GMWB”) and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $90 million and $124 million at December 31, 2023 and 2022, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 3.4 percent, 7.0 percent and 10.8 percent of gross insurance in-force at December 31, 2023, 2022 and 2021, respectively. Policyholder dividends for the years ended December 31, 2023, 2022 and 2021 were immaterial.

48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2023		December 31, 2022
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	2	2	—	—
Ordinary renewal	18	50	18	46
Total	$20	$52	$18	$46

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed and reserves on reinsurance assumed were not significant in 2023, 2022 or 2021. Reinsurance premiums ceded in 2023, 2022 and 2021 were $152 million, $133 million and $205 million, respectively. The reserve credit taken on reinsurance ceded was $188 million and $213 million at December 31, 2023 and 2022, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2023 and 2022, the Company’s reinsurance recoverables were $25 million and $49 million, respectively.

The Company has a coinsurance/modified coinsurance agreement (the “Co/Modco Agreement”) with Corebridge Bermuda. Under the Co/Modco Agreement, Corebridge Bermuda reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. Corebridge Bermuda is a Bermuda licensed insurer but is not accredited as a reinsurer in the State of New York. At December 31, 2023 and 2022, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($92 million and $116 million, respectively) ceded to Corebridge Bermuda were fully secured by a letter of credit. The letter of credit, secured by Corebridge Bermuda for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by Corebridge in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.

The Co/Modco Agreement decreased the Company’s pre-tax earnings by $56 million, $78 million and $68 million in 2023, 2022 and 2021, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.

As of December 31, 2023, $5 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd.(“Fortitude Re”) under modified coinsurance agreements.

49

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15%, CAMT, on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased Internal Revenue Service (“IRS”) enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

Although the U.S. Treasury and IRS issued interim CAMT guidance during 2023, many details and specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The following table presents the components of the net deferred tax assets and liabilities :

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$679	$138	$817	$746	$159	$905	$(67)	$(21)	$(88)

Statutory valuation allowance adjustment	—	23	23	—	29	29	—	(6)	(6)
Adjusted gross DTA	679	115	794	746	130	876	(67)	(15)	(82)

DTA non-admitted	485	115	600	524	130	654	(39)	(15)	(54)
Net admitted DTA	194	—	194	222	—	222	(28)	—	(28)

DTL	26	—	26	36	—	36	(10)	—	(10)
Total	$168	$—	$168	$186	$—	$186	$(18)	$—	$(18)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2023			December 31, 2022			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	168	—	168	186	—	186	(18)	—	(18)

1. Adjusted gross DTA expected to be realized following the reporting date	168	—	168	186	—	186	(18)	—	(18)

2. Adjusted gross DTA allowed per limitation threshold	—	—	378	—	—	285	—	—	93

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	26	—	26	36	—	36	(10)	—	(10)
DTA admitted as the result of application of SSAP 101	$194	$—	$194	$222	$—	$222	$(28)	$—	$(28)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,100%	768%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,521	$1,901

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax expense

Federal	$46	$143	$132

Federal income tax on net capital gains (losses)	(7)	(35)	2
Federal income tax incurred	39	108	134

	Years Ended December 31,
(in millions)	2023	2022	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$511	$562	$(51)

Investments	29	32	(3)

Deferred acquisition costs	133	136	(3)

Fixed assets	5	4	1

Net operating loss carry forward	—	8	(8)

Tax credit carryforward	—	—	—

Other (including items less than 5% of total ordinary tax assets)	1	4	(3)
Subtotal	679	746	(67)

Non-admitted	485	524	(39)
Admitted ordinary deferred tax assets	194	222	(28)
Capital:

Investments	138	159	(21)

Real Estate	—	—	—
Subtotal	138	159	(21)

Statutory valuation allowance adjustment	23	29	(6)

Non-admitted	115	130	(15)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	194	222	(28)
Deferred tax liabilities:

Ordinary:

Deferred and uncollected premium	16	16	—

Policyholder reserves	10	20	(10)
Deferred tax liabilities	26	36	(10)
Net deferred tax assets	$168	$186	$(18)

51

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2023	2022	Change
Total adjusted deferred tax assets	$794	$876	$(82)

Total deferred tax liabilities	$26	$36	$(10)
Net adjusted deferred tax assets	$768	$840	$(72)
Tax effect of unrealized gains (losses)			$8
Change in net deferred income tax			$(64)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2023		December 31, 2022		December 31, 2021
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$136	21.0%	$6	21.0%	$66	21.0%
Change in valuation adjustment	(6)	(1.0)	29	97.8
Surplus adjustments	(2)	(0.4)	1	3.2	(2)	(0.5)
Prior year return true-ups and adjustments	(5)	(0.8)	(2)	(5.8)	(1)	(0.2)
Amortization of interest maintenance reserve	(15)	(2.3)	(18)	(62.2)	17	5.3
Change in non-admitted assets	(3)	(0.4)	(1)	(5.7)	4	1.3
Dividend received deduction	(2)	(0.3)	(1)	(2.9)	(1)	(0.3)
Other permanent adjustments	(1)	(0.1)	—	—	1	0.3
Credits	—	—	—	—	—	—
Statutory income tax expense (benefit)	$102	15.7%	$14	45.4%	$84	26.9%

Federal income taxes incurred	$38	5.9%	$108	362.1%	$134	42.8%
Change in net deferred income taxes	64	9.8	(94)	(316.7)	(50)	(15.9)
Total statutory income taxes	$102	15.7%	$14	45.4%	$84	26.9%

At December 31, 2023, the Company had no foreign tax credits carryforwards.

At December 31, 2023, the Company had no U.S federal operating loss carryforwards.

At December 31, 2023, the Company had no capital loss carryforwards.

At December 31, 2023, the Company had no general business credit carryforwards.

At December 31, 2023, the Company had no alternative minimum tax credits.

At December 31, 2023, the Company had no CAMT credits.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions) December 31,	Capital
2021	$95

2022	—

2023	—
Total	$95

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its

52

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ability to realize DTAs of $817 million and concluded that $23 million valuation allowance was required at December 31, 2023. The Company had concluded that $29 million valuation allowance was required on the DTAs of $876 million at December 31, 2022.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2023	2022
Gross unrecognized tax benefits at beginning of year	$—	$—

Increases in tax position for prior years	—	—

Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$—	$—

At December 31, 2023 and 2022, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $0.4 million and $0.4 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At both December 31, 2023 and 2022, the Company had accrued less than $1 million for the payment of interest (net of federal benefit) and penalties. In 2023, 2022 and 2021, the Company recognized an expense of less than $1 million, net of federal benefit, and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2023, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2022 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2023.

For the period prior to the Corebridge IPO on September 19, 2022, the Company joined in the filing of a consolidated federal income tax return with AIG. For the period following the IPO, the Company will join with AGC Life, AGL, VALIC and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has written agreements with both parent entities, AIG and AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops

53

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2023, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to New York Insurance Law (“NYIL”), which imposes certain restrictions on shareholder dividends and has two different standards for determination of ordinary dividends (Sections 4207(a)(2) and 4207(a)(3)). Based on current management estimates, the Company would elect the standard under NYIL Section 4207(a)(2). Under Section 4207(a)(2), the maximum amount of dividends that can be paid by New York domiciled life insurance companies out of earned surplus without prior notice to the NYDFS in a calendar year is the greater of (1) 10 percent of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of the Company for the immediately preceding calendar year. Section 4207(a)(2) further provides that an insurer may not distribute an ordinary dividend in the calendar year immediately following a calendar year in which the insurer’s net gain from operations, not including realized capital gains, was negative, without the approval of the NYDFS Superintendent. Other than the limitations discussed above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to its shareholder. The maximum amount of dividends that the Company may pay to AGC Life (as immediate parent company) without prior approval of the NYDFS in 2024 is $322 million, subject to availability of earned surplus.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2023, 2022 and 2021:

Date	Type	Cash or Non-cash	Amount (in millions)
2023
—	—	—	$ —

2022
March 28, 2022	Ordinary	Cash	200

2021
March 15, 2021	Ordinary	Cash	101

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2023	2022	2021
Defined benefit plans	$1	$(1)	$(1)
Total	$1	$(1)	$(1)

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Defined Contribution Plan

Prior to August 22, 2022, the Company’s employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides for pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $3 million, $3 million and $3 million in 2023, 2022 and 2021, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan, which are governed by the AIG 2013 Omnibus Incentive Plan. The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to the Company’s employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives. AIG RSUs that were held by the Company’s active employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of Corebridge stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding).

Following the IPO, the Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023. Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: RSUs or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $0 million, $3 million and $3 million for the years ending December 31, 2023, 2022 and 2021, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of New York.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with the FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2023	2022
Membership stock - Class B	$7	$7

Activity stock	11	11

Excess stock	—	—
Total	$18	$18
Actual or estimated borrowing capacity as determined by the insurer	$935	$1,022

The Company did not hold any Class A at December 31, 2023 or 2022.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2023		December 31, 2022
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$534	$497	$396	$372
Maximum amount pledged during reporting period	723	684	415	431

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2023	2022
Amount outstanding	$240	$240

Maximum amount borrowed during reporting period	$240	$240

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2023 or 2022.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	February 25, 2020	$124
5-year fixed rate	April 5, 2019	42
5-year fixed rate	April 16, 2019	52
6-year fixed rate	July 15, 2019	23

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $525 million and $669 million at December 31, 2023 and 2022, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2023, $265 million are currently expected to expire in 2024, and the remainder by 2029 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2023 and 2022, the Company had $332 million and $612 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

56

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the total current commitments, $129 million are expected to expire in 2024 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $2 million at December 31, 2023 and $2 million at December 31, 2022, for GFA. The Company has recorded receivables of $432 thousand and $476 thousand at December 31, 2023 and 2022, respectively, for expected recoveries against the payment of future premium taxes.

22. RELATED PARTY TRANSACTIONS

Events Related to AIG and Corebridge

Separation of Life and Retirement Business from AIG and Relationship with Blackstone

On September 19, 2022, Corebridge completed an IPO in which AIG sold 80 million shares of Corebridge common stock to the public. Since the IPO, AIG has sold 159.8 million shares of Corebridge common stock and Corebridge has repurchased 17.2 million shares of its common stock from AIG. As of December 31, 2023, AIG owns 52.2% of outstanding common stock of Corebridge.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone ISG-1 Advisors L.L.C (“Blackstone IM”). Pursuant to the partnership, Corebridge initially transferred $50 billion in book value of assets in its consolidated investment portfolio to Blackstone IM, with that amount to increase to an aggregate of $92.5 billion by the third quarter of 2027. As of December 31, 2023, Blackstone IM managed approximately $55.4 billion in book value of assets in Corebridge’s investment portfolio.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge Board of Directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC Life and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with other subsidiaries (collectively, the “Non-Life Group”) for the five year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

Investment Management Agreements with BlackRock

Since April 2022, certain of the Corebridge insurers, including the Company, entered into investment management agreements with BlackRock Financial Management, Inc. (“BlackRock”) and its investment advisory affiliates. Under the investment management agreements with BlackRock, Corebridge completed the transfer of the management of liquid fixed income and certain private placement assets to BlackRock in 2022. As of December 31, 2023, BlackRock managed approximately $85.3 billion in book value of assets in Corebridge’s consolidated investment portfolio. In addition, liquid fixed income assets associated with the Fortitude Re portfolio were separately transferred to BlackRock for management in 2023. The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, expense reimbursement, liability, indemnity and other provisions.

Affiliate Transactions

During 2023, the Company purchased $114 million and sold $107 million of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

At December 31, 2023, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $21.7 million, $14.7 million, $12.7 million, $30.9 million, $6.8 million and $24.8 million, respectively.

At December 31, 2022, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $21.7 million, $15.8 million, $13 million, $41.7 million, $6.5 million and $31.8 million, respectively.

On September 9, 2022, the Company purchased $165 million of mortgage loans securities from an affiliated company American Home Assurance Company.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500,000,000. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500,000,000.

At both December 31, 2023 and 2022, the Company did not have a balance outstanding under this facility.

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Clinton Grand Holdings LLC	$8		$8	NA
AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1		1	NA
Corebridge REI LB Southeast Industrial JV LLC	58		58	NA
Bayshore PII Company LLC	3		3	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	26		26	NA
Corebridge Deco Fund II, LLC	145		145	NA
Branch Retail Partners II, LP	2		2	NA

GRE LB Industrial Joint Venture II, LP	5		5	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	10		10	NA
Corebridge U.S. Real Estate Fund IV, LP	41		41	NA
Bayshore Shopping Center JV LLC	7		7	NA
Corebridge U.S. Real Estate Fund III, LP	27		27	NA
Corebridge U.S. Real Estate Fund I, LP	17		17	NA
Corebridge U.S. Real Estate Fund II, LP	22		22	NA
Corebridge U.S. LT Apartments JV, LP	21		21	NA
Corebridge Europe Real Estate Fund I S.C.SP	3		3	NA
Total	$396	$—	$396

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Asset Management (U.S.), LLC, in the amount of $240 million and $62 million at December 31, 2023 and 2022, respectively.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG, Corebridge or the affiliate providing the service. The Company was charged $112 million, $108 million and $103 million under such agreements in 2023, 2022 and 2021, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $23 million, $30 million and $23 million in 2023, 2022 and 2021, respectively.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 18, 2024, the date the financial statements were issued.

On March 11, 2024, Corebridge entered into an Amendment and Waiver of Consent and Voting Rights (the “Amendment and Waiver”) with AIG and certain affiliates of Argon and Blackstone that (i) amends the Stockholders Agreement, dated as of November 2, 2021, between Corebridge, AIG and Argon such that Argon shall have no right to consent to any repurchase of shares of common stock of Corebridge, par value $0.01 per share (“Corebridge Common Stock”) if such repurchase would result in Argon owning, of record, more than 9.9% of the then-outstanding Corebridge Common

59

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Stock, provided that, no such repurchase will be permitted if it would result in Argon owning, of record, more than 14.9% of the then-outstanding Corebridge Common Stock and (ii) waives the right of Argon, Blackstone and certain of their affiliates to vote or act by written consent with respect to any shares of Corebridge Common Stock owned by them from time to time.

The Company paid an ordinary cash dividend of $320 million to AGC Life on March 25, 2024.

60

Supplemental Information

61

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2023
Investment income earned:
Government bonds	$9
Other bonds (unaffiliated)	851
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Common stocks (unaffiliated)	1
Common stocks of affiliates	—
Cash and short-term investments	21
Mortgage loans	200
Real estate	—
Contract loans	8
Other invested assets	99
Derivative instruments	(36)
Miscellaneous income	—
Gross investment income	$1,153

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Commercial mortgages	$3,155
Residential mortgages	641
Mezzanine loans	129
Affiliated residential mortgages	—
Total mortgage loans	$3,925

Mortgage loans by standing - book value:
Good standing	$3,864
Good standing with restructured terms	61
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$3,925

Partnerships - statement value	$1,632

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$—
Common stocks	—

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,044
Over 1 year through 5 years	5,413
Over 5 years through 10 years	4,294
Over 10 years through 20 years	3,368
Over 20 years	5,271
Total maturity	$19,390

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$11,781
Class 2	6,691
Class 3	527
Class 4	309
Class 5	73
Class 6	9
Total by class	$19,390

Total bonds, short-term and cash equivalent bond investments publicly traded	$10,020
Total bonds, short-term and cash equivalent bond investments privately traded	9,370

Preferred stocks - statement value	$45
Common stocks - market value	18
Short-term investments - book value	—
Cash equivalents - book value	247
Options, caps and floors owned - statement value	164
Collar, swap and forward agreements open - statement value	(121)
Futures contracts open - current value	1
Cash on deposit	(20)

62

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (Continued)

(in millions)	December 31, 2023
Life insurance in-force:
Ordinary	$74,081
Credit	14
Group	809

Amount of accidental death insurance in-force under ordinary policies	203

Life insurance policies with disability provisions in-force:
Ordinary	4,276
Group life	22

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	65
Income payable	23

Ordinary - involving life contingencies:
Amount on deposit	34
Income payable	21

Group - not involving life contingencies:
Amount on deposit	3
Income Payable	3

Annuities:
Ordinary:
Immediate - amount of income payable	$224
Deferred, fully paid - account balance	9,062
Deferred, not fully paid - account balance	7,009

Group:
Amount of income payable	155
Fully paid - account balance	59
Not fully paid - account balance	407

Accident and health insurance - premiums in-force:
Other	$1
Group	18
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$243
Dividend accumulations - account balance	16

Claim payments in 2022
Group accident & health:
2023	$9
2022	7
2021	10
2020	20
2019	15
Prior	624

Other accident & health:
2023	(1)
2022	—
2021	—
2020	—
2019	1
Prior	1

63

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2023

(in millions)

1. The Company’s total admitted assets as of December 31, 2023 are $31.8 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2023 are $26.0 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a. Senior Direct Lending Program LLC	Bonds	$490	1.90%
b. Amazon.com, Inc.	Bonds	158	0.60
c. KPMG LLP	Bonds	129	0.50
d. Bristol-Myers Squibb Company	Bonds	120	0.50
e. Comcast Corporation	Bonds	113	0.40
f. RTX Corporation	Bonds	109	0.40
g. UnitedHealth Group Incorporated	Bonds	107	0.40
h. Duke Energy Corporation	Bonds	103	0.40
i. EY Global Finance Inc.	Bonds	89	0.30
j. Ernst & Young LLP	Bonds	87	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$11,781	45.30%	P/RP - 1	$5	—%

NAIC - 2	6,691	25.70	P/RP - 2	40	0.20

NAIC - 3	527	2.00	P/RP - 3	—	—

NAIC - 4	309	1.20	P/RP - 4	—	—

NAIC - 5	73	0.30	P/RP - 5	—	—

NAIC - 6	9	—	P/RP - 6	—	—

4. Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$4,685	18.00%

b. Foreign currency denominated investments	1,567	6.00

c. Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$4,095	15.80%
b. Countries rated NAIC - 2	510	2.00
c. Countries rated NAIC - 3 or below	80	0.30

64

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Cayman Islands	$728	2.80%
Country 2: United Kingdom	689	2.70
b. Countries rated NAIC - 2
Country 1: Mexico	134	0.50
Country 2: Panama	111	0.40
c. Countries rated NAIC - 3 or below
Country 1: Colombia	17	0.10
Country 2: British Virgin Island	11	—
7. Aggregate unhedged foreign currency exposure:
	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,567	6.00%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,567	6.00%
b. Countries rated NAIC - 2	—	—
c. Countries rated NAIC - 3 or below	—	—
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:
	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$425	1.60%
Country 2: Ireland	390	1.50
b. Countries rated NAIC - 2
Country 1:	—	—
Country 2:	—	—
c. Countries rated NAIC - 3 or below
Country 1:	—	—
Country 2:	—	—

65

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	NAIC Rating	Amount	Percentage of Total Admitted Assets
a. 5555233	MORTGAGE LOAN	$86	0.30%
b. TotalEnergies SE	NAIC 1 & 2 - Bonds	71	0.30
c. Granite DEBTCO 10 Limited	MORTGAGE LOAN	65	0.30
d. 5555221	MORTGAGE LOAN	64	0.20

e. Suzano S.A.	NAIC 2 - Bonds	59	0.20

f. 5555143	MORTGAGE LOAN	57	0.20
g. Granite DEBTCO 9 Limited	MORTGAGE LOAN	57	0.20

h. Silver (BREDS)	OTHER OIA	57	0.20
i. 5555229	MORTGAGE LOAN	55	0.20

j. 5555189	MORTGAGE LOAN	54	0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

	Amount	Percentage of Total Admitted Assets
a. Corebridge Real Estate Investors Inc.	$264	1.00%
b. Carlyle Group	214	0.80
c. American Securities Capital Partners L.P.	61	0.20
d. Silver (BREDS)	57	0.20
e. Marlin Equity Partners	43	0.20
f. MASS MUTUAL LIFE INS CO	42	0.20
g. The Spiral	41	0.20
h. Franklin BSP Capital Corporation	40	0.20
i. NORTHWESTERN MUTUAL LIFE	39	0.20
j. Platinum Equity LLC	36	0.10

66

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

	Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:	$425	1.60%

Largest three investments held in nonaffiliated, privately placed equities:
a. Carlyle Alternative Opportunities Fund L.P.	$65	0.30
b. Silver (BREDS)	57	0.20
c. The Spiral	41	0.20

Ten largest fund managers:

Fund Manager	Total Invested	Diversified	Non- diversified
a. Corebridge Real Estate Investors Inc.	$264	$—	$264
b. Carlyle Group	214	214	—
c. American Securities Capital Partners L.P.	61	61	—
d. Silver (BREDS)	57	—	57
e. Marlin Equity Partners	43	43	—
f. MASS MUTUAL LIFE INS CO	42	42	—
g. The Spiral	41	—	41
h. Franklin BSP Capital Corporation	40	40	—
i. NORTHWESTERN MUTUAL LIFE	39	39	—

j. Platinum Equity LLC	36	36	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Amount	Percentage of Total Admitted Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, ESP	$86	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, HI	85	0.30
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	64	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	63	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	60	0.20
f. COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	58	0.20
g. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	57	0.20
h. COMMERCIAL MORTGAGE LOAN, Loan No. 5555229, FIN	55	0.20
i. COMMERCIAL MORTGAGE LOAN, Loan No. 5555189, NLD	54	0.20
j. COMMERCIAL MORTGAGE LOAN, Loan No. 8002508, CA	52	0.20

67

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$243	0.90%

b. Mortgage loans over 90 days past due	—	—

c. Mortgage loans in the process of foreclosure	—	—

d. Mortgage loans foreclosed	—	—

e. Restructured mortgage loans	61	0.20

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	—%	$90	0.30%	$—	—%

b. 91% to 95%	—	—	33	0.10	—	—

c. 81% to 90%	—	—	153	0.60	—	—

d. 71% to 80%	73	0.30	448	1.70	—	—

e. below 70%	569	2.20	2,511	9.70	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	—	—	—	—	—
c. Reverse repurchase agreements	—	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2023

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$114	0.40%	$141	$141	$142
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$20	0.10%	$23	$24	$21
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

69

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2023

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$301	1.2%	$301	$—	$301	1.2%
All other governments	670	2.6	670	—	670	2.6
U.S. states, territories and possessions, etc. guaranteed	111	0.4	111	—	111	0.4
U.S. political subdivisions of states, territories, and possessions, guaranteed	42	0.2	42	—	42	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	967	3.8	967	—	967	3.8
Industrial and miscellaneous	17,034	66.9	17,034	—	17,034	66.9
Hybrid securities	22	0.1	22	—	22	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	243	1.0	243	—	243	1.0
Total long-term bonds	$19,390	76.1	$19,390	$—	$19,390	76.1
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$45	0.2	$45	$—	$45	0.2
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$45	0.2	$45	$—	$45	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—
Industrial and miscellaneous Other (Unaffiliated)	18	0.1	18	—	18	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	—	—	—	—	—	—
Total common stocks	$18	0.1	$18	$—	$18	0.1
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	641	2.5	641	$—	641	2.5
Commercial mortgages	3,155	12.4	3,155	$—	3,155	12.4
Mezzanine real estate loans	129	0.5	129	$—	129	0.5
Total valuation allowance	(49)	(0.2)	(49)	$—	(49)	(0.2)
Total mortgage loans	$3,876	15.2	$3,876	$—	$3,876	15.2
Real estate:
Properties occupied by company	$—	—	$—	$—	$—	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$—	—	$—	$—	$—	—
Cash, cash equivalents and short-term investments:
Cash	$(20)	(0.1)	$(20)	$—	$(20)	(0.1)
Cash equivalents	247	1.0	247	—	247	1.0
Short-term investments	—	—	—	—	—	—
Total cash, cash equivalents and short-term investments	$227	0.9	$227	$—	$227	0.9
Contract loans	$132	0.5	$132	$—	$132	0.5
Derivatives	46	0.2	46	—	46	0.2
Other invested assets	1,648	6.5	1,632	—	1,632	6.4
Receivables for securities	37	0.2	37	—	37	0.2
Securities Lending	—	—	—	XXX	XXX	XXX
Other invested assets	63	0.3	63	—	63	0.3
Total invested assets	$25,482	100.1%	$25,466	$—	$25,466	100.0%

70

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

71

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2023

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)  Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b)  Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

72

National Union Fire Insurance Company of Pittsburgh, Pa.

An AIG Company

NAIC Code: 19445

Statutory Basis Financial Statements

As of December 31, 2023 and 2022

and for the years ended December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

As of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of National Union Fire Insurance Company of Pittsburgh, Pa.:

Opinions

We have audited the accompanying statutory basis financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the “Company”), which comprise the statements of admitted assets, and of liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and changes in capital and surplus, and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations and changes in capital and surplus, or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2024

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2023	December 31, 2022

Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2023 - $11,975; 2022 - $11,431)	$12,406	$12,263
Common stocks, at carrying value (cost:2023 - $181; 2022 - $245)	184	229
Preferred stocks, primarily at fair value (cost: 2023 - $11; 2022 - $16)	12	17
Other invested assets (cost:2023 - $1,565; 2022 - $1,541)	1,990	1,909
Mortgage loans	2,246	2,300
Derivative instruments	25	14
Short-term investments, at amortized cost (approximates fair value)	1	161
Cash and cash equivalents	723	713
Receivable for securities sold	5	187
Total cash and invested assets	$17,592	$17,793

Investment income due and accrued	$130	$127
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,234	1,261
Premiums and installments booked but deferred and not yet due	266	190
Accrued retrospective premiums	233	289
High deductible recoverable on paid losses	21	23
Reinsurance recoverable on paid losses	789	664
Funds held by or deposited with reinsurers	240	316
Net deferred tax assets	271	389
Receivables from parent, subsidiaries and affiliates	375	239
Other assets	288	195
Allowance for uncollectible accounts	(19)	(35)
Total admitted assets	$21,420	$21,451

See Notes to Statutory Basis Financial Statements

5	STATEMENTS OF ADMITTED ASSETS – As of December 31, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions, Except Par Value Per Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2023	December 31, 2022

Liabilities
Reserves for losses and loss adjustment expenses	$8,343	$8,598
Unearned premium reserves	2,638	2,719
Commissions, premium taxes, and other expenses payable	119	106
Reinsurance payable on paid loss and loss adjustment expenses	541	469
Current federal and foreign taxes payable to parent	43	48
Funds held by company under reinsurance treaties	1,243	1,552
Provision for reinsurance	46	39
Ceded reinsurance premiums payable, net of ceding commissions	986	666
Collateral deposit liability	287	455
Payable for securities purchased	1	194
Payable to parent, subsidiaries and affiliates	1,281	813
Other liabilities	384	355
Total liabilities	$15,912	$16,014

Capital and Surplus
Common capital stock, $5 par value, 1,000,000 shares authorized, 895,750 shares issued and outstanding	$4	$4
Capital in excess of par value	3,910	3,910
Unassigned surplus	1,142	1,090
Special surplus funds from reinsurance	452	433
Total capital and surplus	5,508	5,437
Total liabilities, capital and surplus	$21,420	$21,451

See Notes to Statutory Basis Financial Statements

6	STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2023 and 2022

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,
	2023	2022	2021
Statements of Operations
Underwriting income:
Premiums earned	$4,624	$4,673	$4,467
Underwriting deductions:
Losses incurred	2,588	2,473	2,760
Loss adjustment expenses	381	279	213
Other underwriting expenses	1,544	1,629	1,583
Total underwriting deductions	4,513	4,381	4,556
Net underwriting loss	111	292	(89)
Investment gain:
Net investment income earned	690	770	731
Net realized capital (losses) gains (net of capital gains tax expense: 2023- $(1); 2022 - $52; 2021 - $14)	(124)	(238)	256
Net investment gain	566	532	987
Net loss from agents’ or premium balances charged-off	(1)	(2)	1
Other expense	(21)	(21)	(80)
Income after capital gains taxes and before federal income taxes	655	801	819
Federal and foreign income tax (benefit) expense	29	(20)	4
Net Income	$626	$821	$815
Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,437	$5,656	$5,729
Adjustment to beginning surplus (Note 2)	80	(13)	(3)
Capital and surplus, as of January 1,	5,517	5,643	5,726
Cumulative effect of changes in accounting principles	14	-	-
Other changes in capital and surplus:
Net income	626	821	815
Change in net unrealized capital (losses) gains (net of capital gains tax (benefit) expense: 2023 - $1; 2022 -$42; 2021 - $11)	105	(370)	(93)
Change in net deferred income tax	(127)	(179)	(126)
Change in nonadmitted assets	(43)	(20)	85
Change in provision for reinsurance	(14)	(23)	-
Return of capital	-	-	(900)
Dividends to stockholder	(650)	(650)	-
Foreign exchange translation	80	215	149
Change in ceded mortgage guaranty contingency reserve	4	6	12
Change in assumed mortgage guaranty contingency reserve	(4)	(6)	(12)
Total changes in capital and surplus	(9)	(206)	(70)
Capital and Surplus, as of December 31, 2023	$5,508	$5,437	$5,656

See Notes to Statutory Basis Financial Statements

7	STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,2023
	2023	2022	2021
Cash from Operations:
Premiums collected, net of reinsurance	$4,945	$4,578	$4,649
Net investment income	665	750	774
Miscellaneous income (expense)	28	1	13
Sub-total	5,638	5,329	5,436
Benefit and loss related payments	2,918	2,698	2,890
Commission and other expense paid	1,950	2,003	1,942
Federal and foreign income taxes payments (receipts)	18	5	(7)
Net cash provided from (used in) operations	752	623	611
Cash from Investments
Proceeds from investments sold, matured, or repaid:
Bonds	3,785	2,426	4,954
Stocks	161	76	-
Mortgage loans	508	1,031	657
Other investments	298	395	1,125
Total proceeds from investments sold, matured, or repaid	4,752	3,928	6,736
Cost of investments acquired:
Bonds	3,957	4,144	6,094
Stocks	145	143	94
Mortgage loans	435	280	659
Other investments	218	289	715
Total cost of investments acquired	4,755	4,856	7,562
Net cash (used in) provided from investing activities	(3)	(928)	(826)
Cash from Financing and Miscellaneous Sources
Return of capital	-	-	(2)
Dividends to stockholder	(650)	(355)	-
Intercompany receipts (payments)	(146)	601	94
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(11)
Collateral deposit liability receipts	(169)	18	160
Other receipts (payments)	68	187	229
Net cash provided from (used in) financing and miscellaneous activities	(899)	450	470
Net change in cash, cash equivalents and short-term investments	(150)	145	255
Cash, cash equivalents and short-term investments:
Beginning of year	874	729	474
End of year	$724	$874	$729

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

8	STATEMENTS OF CASH FLOW – for the years ended December 31, 2023, 2022 and 2021

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

National Union Fire Insurance Company of Pittsburgh, Pa. (“the Company” or “National Union”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below; collectively named the Combined Pool. The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile, are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	32%	New York
Lexington	19437	30%	Delaware
C&I	19410	3%	New York
APCC	19402	0%	Illinois
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations.

9	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus for the year ended December 31:

2023

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$242

Volunteer Firemen’s Insurance Services Inc 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	318
Total					$560

2022

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road, York, PA 17405	23-2643776	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	$212

Volunteer Firemen’s Insurance Services Inc. 183 Leader Heights Road, York, PA 17405	23-1732969	Yes	General Liability, Liability, Property, and Commercial Automobile	C, CA, B, P, U	292
Total					$504

2021

Name and Address of Managing General Agent or Third Party Administration	FEIN Number	Exclusive Contract	Types of Business Written	Types of Authority Granted *	Total Direct Premium Written/ Produced By
Glatfelter Underwriting Services, Inc. 183 Leader Heights Road York PA 17405	23-2643776	n/a	Liability	C, CA, B, P, U	$470
Total					$470

*Authority Codes Sample Listing:

C - Claims Payment

CA - Claims Adjustment

B - Binding Authority

P - Premium Collection

U - Underwriting

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/Location	2023	2022	2021
California	$764	$825	$758
New York	480	484	494
Texas	643	617	535

10	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. and foreign operations, along with its Guam and Saipan branch operations.

The Company’s financial information as of and for the years ended December 31, 2023, 2022 and 2021 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

PA SAP recognizes only statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (“PA DOI”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the PA DOI. The Commissioner of the PA DOI (“the Commissioner”) has the right to permit other specific practices that differ from prescribed practices.

PA SAP has prescribed the practice of discounting workers’ compensation known case and incurred but not reported (“IBNR”) loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

PA SAP has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received from NICO exceed premiums paid for the retrocession. Segregated surplus balances were $446, $428, and $671 at December 31, 2023, 2022 and 2021, respectively. The effects of the ADC comprise the majority of total segregated surplus; accordingly, Statutory surplus, NAIC SAP, excluding segregated surplus, was $4,596, $4,519, $4,694 at December 31, 2023, 2022 and 2021 respectively. For more information, see Note 7.

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the PA DOI’s risk based capital (“RBC”) and surplus requirements for the 2023, 2022 and 2021 reporting periods.

11	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

December 31,	SSAP #	FS Ref	2023	2022	2021
Net income, PA SAP			$626	$821	$815
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	(23)	205	60
Adverse Development Cover	62R	(a)	-	-	-
Net income, NAIC SAP			649	616	755
Statutory surplus, PA SAP			5,509	5,437	5,656
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	416	439	234
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(b)	44	46	51
Statutory surplus, NAIC SAP			$5,049	$4,952	$5,371

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Reinsurance Assets;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets, and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

12	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.

Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.

Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts

Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.

Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.

13	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests

Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (e.g.: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded as equity investment fair valued through net investment income. Similar equity investment in investment companies (e.g.: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)	Subsidiaries are not consolidated. The equity investment in SCAs is accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of >3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included Net Investment Income.

Other-than-temporary impairments

Bonds, other than loan-backed and structured securities, which are considered to be other-than-temporarily impaired, are written down to fair value with a realized loss recognized in the Statements of Operations.

The non-credit portion of impairments relating to debt securities that the entity does not intend to sell and for which it is not more likely than not that the entity will be required to sell before anticipated recovery is recorded in other comprehensive income.

Derivatives	Embedded derivatives are not separated from the host contract and not accounted for separately as derivative instruments.	Contracts may include embedded derivatives that are bifurcated from the host contracts and accounted for separately at fair value.
Statement of Cash Flows

Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.

The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).

14	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments (applied to certain assets including goodwill, furniture and equipment, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.

All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as an advance premium liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite, in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned funds (surplus).

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023	2022	2021
Net written premiums subject to retrospectively rated contracts	$44	$50	$53
Percentage of total net written premiums	1.0%	0.8%	1.2%

15	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2023 and 2022, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $233 and $289, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $32 and $31 as of December 31, 2023 and 2022, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $5 and $4 as of December 31, 2023 and 2022, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following tables show the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business, as of December 31, 2023 and 2022:

December 31, 2023	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Auto Liability	$ 596	$510	$ 4	$514
General Liabilities	583	545	3	548
Workers Compensation	3,689	3,137	17	3,154
Total	$ 4,868	$4,192	$ 24	$4,216

As of December 31, 2023, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $128 and $2,925, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2023 were $1,163, or 28% of the total high deductible. Additionally, as of December 31, 2023, the Company had recoverables on paid claims greater than 90 days overdue of $9, of which $2 have been nonadmitted.

December 31, 2022	Gross Loss Reserves*	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims		Total
Auto Liability	$593	$513	$4	$	517
General Liabilities	567	531	3		534
Workers Compensation	3,672	3,172	20		3,192
Total	$4,832	$4,216	$27	$	4,243

*In the prior year statutory basis financial statements, Gross Loss Reserves as disclosed represented loss reserves within the insured’s contractual layer and were stated as such. To conform to the current year presentation, the December 31, 2022 Gross Loss Reserves include both the Company’s layer as well as the insured’s contractual layer.

As of December 31, 2022, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $165 and $2,868, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2022 were $1,210, or 29% of the total high deductible. Additionally, as of December 31, 2022, the Company had recoverables on paid claims greater than 90 days overdue of $12, of which $4 have been nonadmitted.

16	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2023 and 2022:

Counterparty*	Unsecured High Deductible Amounts
December 31,	2023	2022
Counterparty 1	$122	$163
Counterparty 2	91	138
Counterparty 3	84	91
Counterparty 4	63	77
Counterparty 5	42	48
Counterparty 6	41	37
Counterparty 7	33	31
Counterparty 8	27	30
Counterparty 9	25	29
Counterparty 10	17	22

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts, which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income (Expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability are established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2023 and 2022, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance, which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

17	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty.

Reserves for Losses, and Loss Adjustment Expenses

Reserves for case IBNR and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with the PA DOI statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2023, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2023 and 2022 were $1,183 and $1,208, respectively.

As of December 31, 2023, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in Pennsylvania	Statement Value
American General Life Insurance Company	Texas	Yes	$140
American General Life Insurance Company of Delaware	Delaware	Yes	$232
The United State Life Insurance Company in the City of New York	New York	Yes	$763

18	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short-Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities (excluding non-rated residual tranches or interests)

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an

19	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Non-rated residual tranches or interests

Non-rated residual tranches or interests are carried at the lower of cost or fair value. Changes in carrying value are record as Unrealized gains or (losses) in the Statement of Changes in Capital and Surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income, and the amortization of premiums, discounts, and deferred fees.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses) in Unassigned funds (surplus), or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

20	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered for OTTI if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

21	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2023, 2022 and 2021 of $12, $6, and $4, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 200 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon an amended and restated tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2023, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•	The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability,
•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current; and

•

Regarding the CAMT, the Company (i) is excluded from charges for any portion of AIG’s CAMT, (ii) is not allocated any portion of AIG’s CAMT credit carryover (if any), and (iii) reasonably expects that AIG (and/or other members of the consolidated tax group) is meeting any CAMT obligations.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

22	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

In 2023, 2022 and 2021, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

Prior to the first quarter ended March 31, 2023, certain of the Company’s foreign property and casualty affiliates for which the Company provides internal reinsurance reported on the basis of a fiscal year ending November 30. Effective with the first quarter of the year ending December 31, 2023, these foreign property and casualty affiliates now report on a calendar year ending December 31. The elimination of a one-month reporting lag of these affiliates is considered a change in accounting principle and requires an adjustment to beginning surplus to record the cumulative effect of such change. Accordingly, in the twelve months ended December 31, 2023, the Company recorded an adjustment of $14 to surplus.

In 2021, the Company changed its method of accounting from insurance to deposit accounting with respect to a specific insurance program. As a result of the change in accounting, any previously established reserves associated with the program were reversed resulting in favorable development and a new deposit liability was established. However, whether accounted for as insurance or deposit, there is no net impact to the Company’s net income, surplus, total assets and total liabilities given the underlying nature and structure of the program. The Company assessed the impact of the change in accounting on prior years and has concluded that the cumulative effect of the change had no net effect on net income or surplus. Refer to Note 5 for additional details around prior year development.

B.	Adjustments to Surplus

During 2023, 2022 and 2021 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $80, $(13) and $(3), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2023, 2022 and 2021 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2023 corrections would have increased the 2022 pre-tax income by $23 and did not impact the 2021 pre-tax income. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2023, 2022 and 2021 is presented in the following tables:

23	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

2023 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2022	$5,437	$21,451	$16,014
Adjustments to beginning Capital and Surplus:
Asset corrections	54	54	-
Liability corrections	31	-	(31)
Income tax corrections	(5)	(6)	(1)
Total adjustments to beginning Capital and Surplus	80	48	(32)
Balance at January 1, 2023, as adjusted	$5,517	$21,499	$15,982

An explanation for each of the adjustments for prior period corrections is described below:

Asset correction – The increase in admitted assets is primarily due to the understatement of the equity pickup of an affiliated entity.

Liability corrections – The decrease in total liabilities is primarily due to (a) an overstatement of assumed Loss reserves and (b) an overstatement of Unearned premium reserve.

Income tax corrections – The decrease in the tax assets and liabilities is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2022 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2021	$5,656	$21,892	$16,236
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	(9)	-	9
Income tax corrections	(4)	(3)	1
Total adjustments to beginning Capital and Surplus	(13)	(3)	10
Balance at January 1, 2022, as adjusted	$5,643	$21,889	$16,246

An explanation for each of the adjustments for prior period corrections is described below:

Liability correction – The increase in total liabilities is primarily due to the result of adjustment in deferred commission earnings.

Income tax corrections – The decrease in the tax assets is primarily the result of (a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and (b) the tax effect of the corresponding change in asset realization and liability corrections.

2021 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2020	$5,729	$22,207	$16,478
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(3)	1	4
Total adjustments to beginning Capital and Surplus	(3)	1	4
Balance at January 1, 2021, as adjusted	$5,726	$22,208	$16,482

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections –The increase in the tax assets and liabilities is primarily the result of corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities.

24	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2023 and 2022 are outlined in the tables below:

December 31, 2023	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$900	$19	$(15)	$904
All other governments	721	2	(60)	663
States, territories and possessions	349	2	(9)	342
Political subdivisions of states, territories and possessions	325	2	(13)	314
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,978	17	(56)	1,939
Parent, subsidiaries, and affiliates	156	-	-	156
Industrial and miscellaneous	7,977	72	(392)	7,657
Total	$12,406	$114	$(545)	$11,975

December 31, 2022	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$368	$-	$(25)	$343
All other governments	866	1	(77)	790
States, territories and possessions	384	1	(15)	370
Political subdivisions of states, territories and possessions	412	2	(20)	394
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,034	8	(98)	1,944
Parent, subsidiaries, and affiliates	167	(1)	-	166
Industrial and miscellaneous	8,032	29	(637)	7,424
Total	$12,263	$40	$(872)	$11,431

The carrying values and fair values of bonds at December 31, 2023, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2023	Carrying Value	Fair Value
Due in one year or less	$429	$425
Due after one year through five years	3,136	3,062
Due after five years through ten years	3,414	3,246
Due after ten years	1,554	1,437
Structured securities	3,873	3,805
Total	$12,406	$11,975

25	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Mortgage Loan Investments

The minimum and maximum lending rates for new mortgage loans during 2023 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	6.0%	10.6%
Industrial	4.1%	10.3%
Multi-family	7.1%	9.8%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 70 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments.

The following table details an analysis of mortgage loans as of December 31, 2023 and 2022:

		Residential		Commercial

	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2023
Recorded Investment
Current	$-	$-	$-	$-	$2,209	$26	$2,235
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	-	-	11	-	11
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$-	$-	$2,220	$26	$2,246
2022
Recorded Investment
Current	$-	$-	$13	$-	$2,257	$9	$2,279
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	-	-	-	-	-
90 - 179 days past due	-	-	1	-	19	-	20
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$15	$-	$2,276	$9	$2,300

26	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2023, 2022 and 2021 for LBaSS.

As of December 31, 2023, 2022 and 2021, the Company held LBaSS for which it recognized $10, $13, and $0, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2023	2022
Aggregate unrealized losses:
Less than 12 Months	$33	$171
12 Months or longer	$100	$30
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$898	$2,138
12 Months or longer	$1,280	$147

D.	Unrealized Losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2023 and 2022 are set forth in the tables below:

December 31, 2023	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$151	$-	$169	$(15)	$320	$(15)
All other governments	149	(1)	432	(72)	581	(73)
States, territories and possessions	22	-	134	(9)	156	(9)
Political subdivisions of states, territories and possessions	40	(3)	85	(10)	125	(13)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	326	(8)	591	(47)	917	(55)
Industrial and miscellaneous	1,199	(65)	3,581	(393)	4,780	(458)
Total bonds	$1,887	$(77)	$4,992	$(546)	$6,879	$(623)
Non-affiliated	3	(1)	4	-	7	(1)
Total common stocks	$3	$(1)	$4	$-	$7	$(1)
Preferred stocks	1	(1)	-	-	1	(1)
Total stocks	$4	$(2)	$4	$-	$8	$(2)
Total bonds and stocks	$1,891	$(79)	$4,996	$(546)	$6,887	$(625)

27	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

December 31, 2022	Less than 12 Months		12 Months or Longer		Total

Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$307	$(17)	$7	$(1)	$314	$(18)
All other governments	777	(104)	-	-	777	(104)
States, territories and possessions	223	(14)	4	-	227	(14)
Political subdivisions of states, territories and possessions	167	(16)	18	(4)	185	(20)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	1,187	(91)	53	(8)	1,240	(99)
Industrial and miscellaneous	5,906	(610)	659	(108)	6,565	(718)
Total bonds	$8,567	$(852)	$741	$(121)	$9,308	$(973)
Non-affiliated	79	(22)	-	(1)	79	(23)
Total common stocks	$79	$(22)	$-	$(1)	$79	$(23)
Preferred stocks	2	-	-	-	2	-
Total stocks	$81	$(22)	$-	$(1)	$81	$(23)
Total bonds and stocks	$8,648	$(874)	$741	$(122)	$9,389	$(996)

E.	Realized Gains (Losses)

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2023, 2022 and 2021 were as follows:

Years ended December 31,	2023		2022		2021

	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$3,271	$194	$2,348	$15	$1,648	$-
Gross realized gains	17	12	32	-	82	-
Gross realized losses	(170)	(2)	196	1	(18)	-

F.	Derivative Financial Instruments

The Company holds currency derivatives, interest rate derivatives and credit default swaps. Derivative products include currency swaps, interest rate swaps, currency forwards and default swaps. The Company’s currency derivative were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the Company’s exposure to fluctuations in interest rates on investments in collateralized loan obligations. The Company’s credit default swaps were entered into to manage credit risk exposure to reinsurance counterparties.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

28	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Cash Requirements

The Company is subject to collateral requirements on some of the Company’s derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to either make payments based on benchmark interest rates and in exchange receive fixed rate payments or make fixed rate payments and in exchange receive payments based on benchmark interest rates. For credit default swaps, the Company is required to make premium payments on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2023 and 2022.

	December 31, 2023		Years Ended December 31, 2023

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,195	$19	$-	$6
Forwards	449	6	-	3
Total	$1,644	$25	$-	$9

	December 31, 2022		Years Ended December 31, 2022

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital Gains / (Losses)	Unrealized Capital Gains / (Losses)
Swaps	$1,636	$11	$35	$(25)
Forwards	496	3	-	5
Total	$2,132	$14	$35	$(20)

G.	Other Invested Assets

During 2023, 2022 and 2021, the Company recorded OTTI losses on investments in joint ventures and partnerships of $5, $1, and $4, respectively.

H.	Investment Income

Investment income due and accrued over 90 days past due of $1 and $0 was non-admitted in December 31, 2023 and December 31, 2022, respectively. Investment expenses of $46, $35 and $29 were included in Net investment income earned for the years ended December 31, 2023, 2022 and 2021, respectively.

The gross, nonadmitted assets and admitted amounts for interest income due and accrued were as follows:

Interest Income Due and Accrued	Amount
Gross	$131
Nonadmitted	1
Admitted	130

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $5,197 and $5,011 as of December 31, 2023 and 2022, respectively.

29	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2023 and 2022.

December 31, 2023	Level 1	Level 2	Level 3	Total
Bonds	$-	$481	$66	$547
Common stocks	2	3	156	161
Preferred stock	-	-	10	10
Mutual funds	-	-	7	7
Derivative assets	-	51	-	51
Derivative liabilities	-	(26)	-	(26)
Total	$2	$509	$239	$750

December 31, 2022	Level 1	Level 2	Level 3	Total
Bonds	$-	$700	$164	$864
Common stocks	14	-	71	85
Preferred stock	-	-	15	15
Mutual funds	-	-	125	125
Derivative assets	-	76	-	76
Derivative liabilities	-	(62)	-	(62)
Total	$14	$714	$375	$1,103

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2023 and 2022.

	Beginning Balance at January 1, 2023	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2023
Bonds	$164	$64	$(97)	$(8)	$9	$(67)	$65
Common stocks	71	5	(25)	(1)	2	104	156
Mutual funds	125	(1)	(90)	1	(24)	(4)	7
Preferred Stocks	15	-	-	1	-	(6)	10
Total	$375	$68	$(212)	$(7)	$(13)	$27	$238

	Beginning Balance at January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2022
Bonds	$49	$321	$(185)	$5	$(21)	$(5)	$164
Common stocks	66	-	-	-	1	4	71
Mutual funds	69	-	-	5	(17)	68	125
Preferred Stocks	-	-	-	-	1	14	15
Total	$184	$321	$(185)	$10	$(36)	$81	$375

30	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the dates of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$481	Discounted cash flow	Yield	6.83

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2023 and 2022:

December 31, 2023	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,975	$12,406	$-	$11,200	$775	$-
Cash equivalents and short term investments	128	128	127	1	-	-
Common stocks	161	161	2	3	157	-
Derivative assets	51	51	-	51	-	-
Derivative liabilities	(26)	(26)	-	(26)	-	-
Mortgage loans	2,166	2,246	-	-	2,166	-
Mutual funds	7	7	-	-	7	-
Preferred stocks	12	12	-	2	10	-
Total	$14,474	$14,985	$129	$11,231	$3,115	$-

December 31, 2022	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$11,431	$12,263	$-	$10,643	$788	$-
Cash equivalents and short term investments	352	352	165	40	147	-
Common stocks	90	90	15	4	71	-
Derivative assets	76	76	-	76	-	-
Derivative liabilities	(62)	(62)	-	(62)	-	-
Mortgage loans	2,200	2,300	-	-	2,200	-
Mutual funds	125	125	-	-	125	-
Preferred stocks	17	17	-	2	15	-
Total	$14,229	$15,161	$180	$10,703	$3,346	$-

31	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2023, 2022 and 2021, is set forth in the table below:

December 31,	2023	2022	2021
Reserves for losses and LAE, end of prior year	$8,598	$8,924	$8,955
Cumulative effect of accounting change*	-	-	(56)
Incurred losses and LAE related to:
Current accident year	2,911	2,960	3,051
Prior accident year	58	(208)	(78)
Total incurred losses and LAE	2,969	2,752	2,973
Paid losses and LAE related to:
Current accident year	(950)	(914)	(825)
Prior accident year	(2,274)	(2,164)	(2,123)
Total paid losses and LAE	(3,224)	(3,078)	(2,948)
Reserves for losses and LAE, end of current year	$8,343	$8,598	$8,924

*Accounting reclassification from insurance to deposit accounting with respect to a specific commercial insurance program (Refer to Note 2A).

During 2023, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $58. This unfavorable incurred includes $89 unfavorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $31.

The favorable PYD was mostly driven by favorable development in Workers Compensation and Personal Insurance, partially offset by adverse development in Other Liability Claims Made and Special Property.

During 2022, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $208. This favorable incurred includes $194 favorable due to changes in discount as a result of interest rate fluctuation. This results in a favorable prior year development (“PYD”) of $14.

The favorable PYD was driven by favorable development in Personal Insurance, partially offset by adverse development in Commercial Insurance.

During 2021, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $78. This favorable incurred includes $35 favorable due to changes in discount as a result of interest rate fluctuation. This results in a net favorable PYD of $43.

The favorable PYD is generally a result of the following:

•	Strong favorable development in Personal Insurance, primarily attributable to subrogation recovery related to the 2017 and 2018 California wildfires;
•	Favorable development on U.S. Workers Compensation and short-tailed commercial lines within Other Product Lines, reflecting lower frequency and severity in recent calendar years;

The above favorable development is partially offset by unfavorable development as a result of the following:

•	U.S. Property and Special Risk Commercial lines were adversely impacted by the impact of dropping below the attachment point of the 2018 catastrophe aggregate treaty;
•	Reserve strengthening within U.S. Financial Lines, reflecting higher severity of claims in Directors & Officers and cyber risk;
•	Unfavorable development primarily attributed to the Blackboard insurance portfolio due to increased severity on reported claims.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $220, $223 and $234 for the years ended December 31, 2023, 2022 and 2021, respectively. The Company paid $9, $9 and $17 in the reporting period to settle 86, 98 and 112 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2023, 2022 and 2021, respectively.

32	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses

December 31,	2023	2022	2021	2023	2022	2021
Direct
Loss and LAE reserves, beginning of year	$587	$601	$617	$240	$262	$286
Incurred losses and LAE	32	36	50	-	(3)	-
Calendar year paid losses and LAE	(47)	(50)	(66)	(16)	(19)	(24)
Loss and LAE Reserves, end of year	$572	$587	$601	$224	$240	$262

Assumed reinsurance
Loss and LAE reserves, beginning of year	$266	$280	$292	$16	$16	$17
Incurred losses and LAE	(4)	(4)	6	-	1	-
Calendar year paid losses and LAE	(7)	(10)	(18)	1	(1)	(1)
Loss and LAE Reserves, end of year	$255	$266	$280	$17	$16	$16

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE—IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2023	2022	2023	2022
Direct basis:	$240	$254	$87	$21
Assumed reinsurance basis:	104	92	6	7
Net of ceded reinsurance basis:	-	-	-	-

33	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

Environmental	Loss Reserves		LAE Reserves

December 31,	2023	2022	2023	2022

Direct basis:	$21	$90	$46	$54

Assumed reinsurance basis:	6	6	3	3

Net of ceded reinsurance basis:	-	-	-	-

B.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a weighted average discount rate of 3.70 percent and 3.76 percent interest rate as of December 31, 2023 and 2022, respectively. The tabular reserve is capped at 45% of total outstanding reserve discount. Only case basis reserves are subject to tabular discounting. The December 31, 2023 and 2022 liabilities include $976 and $976 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021:

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$101	$108	$70

As of December 31, 2023, 2022 and 2021, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $100, $108 and $72, respectively.

Non-Tabular Discount

The non-tabular discount rate utilized by the Company is a variable discount rate determined using risk-free rates based on the U.S. Treasury forward yield curve plus a liquidity margin, applicable to IBNR and certain case reserves.

The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2023, 2022 and 2021:

Lines of Business	2023	2022	2021

Workers’ Compensation

Case Reserves	$163	$153	$103

IBNR	253	286	131

As of December 31, 2023, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $122 and $249, respectively. As of December 31, 2022, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $133 and $302, respectively. As of December 31, 2021, the non-tabular case and IBNR reserve discount is presented net of the ceded discount related to the ADC of $88 and $202 respectively.

6.	Related Party Transactions

A.	Combined Pooling Agreement

In 2021, the Combined Pooling Agreement was amended and restated among the twelve member companies. The change in the Combined Pooling Agreement had no effect on the Company’s reported assets, liabilities, surplus, operations or cash flow, as the Company’s participation in the pool remained the same.

34	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2023, 2022 and 2021 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2023, 2022 and 2021:

			2023

			Assets Received by the Company		Assets Transferred by the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/27/23	PC Dividend	AIG PC US	$-	-	$300	Cash

06/23/23	PC Dividend	AIG PC US	-	-	150	Cash

09/25/23	PC Dividend	AIG PC US	-	-	200	Cash

			2022

			Assets Received by the Company		Assets Transferred by the Company

Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

03/24/22	PC Dividend	AIG PC US	$-	-	$295	Securities

03/24/22	PC Dividend	AIG PC US	-	-	5	Cash

06/23/22	PC Dividend	AIG PC US	-	-	150	Cash

09/23/22	PC Dividend	AIG PC US, Inc.	-	-	200	Cash

12/23/22	Purchase of securities	American General Life (AGL)	118	Cash	118	Securities

12/23/22	Purchase of securities	United States Life (USL)	123	Cash	123	Securities

			2021

			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description

06/07/21	Return of Capital	AIG PC US	$-	-	$498	Securities

06/15/21	Return of Capital	AIG PC US	-	-	2	Cash

12/21/21	Return of Capital	AIG PC US	-	-	400	Securities

C.	Amounts Due to or from Related Parties

At December 31, 2023 and 2022, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

December 31,	2023	2022

Balances with member pool companies	$195	$67

Balances with other affiliates	180	172

Receivable from parent, subsidiaries and affiliates	375	239

Balances with member pool companies	724	175

Balances with other affiliates	557	638

Payable to parent, subsidiaries and affiliates	$1,281	$813

Current federal and foreign taxes payable under the Tax Sharing Agreement at December 31, 2023 and 2022 were $(43) and $(48), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2023 or 2022.

35	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2023, 2022 and 2021:

Affiliates	2023	2022	2021
AIG Claims, Inc.	$147	$138	$141
AIG PC Global Services, Inc.*	180	449	111
Total	$327	$587	$252

*AIG PC Global Services, Inc. was below one-half of one percent in 2021.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2023 and 2022, the Company had no outstanding liability pursuant to this Loan Facility. Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof; and

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

36	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2023, 2022 and 2021:

Years Ended December 31,	2023		2022		2021

	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$6,030	$5,974	$6,020	$5,973	$5,448	$5,264
Reinsurance premiums assumed:
Affiliates	15,405	15,240	15,156	14,734	15,224	14,817
Non-affiliates	410	470	497	479	406	353
Gross Premiums	21,845	21,684	21,673	21,186	21,078	20,434

Reinsurance premiums ceded:
Affiliates	14,500	14,223	14,325	14,018	14,035	13,634
Non-affiliates	2,756	2,838	2,643	2,494	2,431	2,333
Net Premiums	$4,589	$4,623	$4,705	$4,674	$4,612	$4,467

As of December 31, 2023 and 2022, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2023:
Affiliates	$7,258	$128	$35,729
Non-affiliates	976	661	7,640
Total	$8,234	$789	$43,369

December 31, 2022:
Affiliates	$7,515	$80	$37,346
Non-affiliates	1,058	584	8,149
Total	$8,573	$664	$45,495

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2023 and 2022 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2023
Affiliates	$8,205	$1,797	$7,258	$1,438	$947	$359
All Other	179	39	976	193	(797)	(154)
Total	$8,384	$1,836	$8,234	$1,631	$150	$205

December 31, 2022
Affiliates	$8,621	$1,908	$7,515	$1,523	$1,106	$385
All Other	239	53	1,058	214	(819)	(161)
Total	$8,860	$1,961	$8,573	$1,737	$287	$224

37	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2023 and 2022 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the Company, are as follows:

Reinsurer	2023	2022
Affiliates:
Combined Pool*	$42,115	$44,419
Eaglestone	485	561
Other affiliates	336	330
Total affiliates	$42,936	$45,310
Berkshire Hathaway Group	157	183
Swiss Reinsurance Group	400	465
Munich Reinsurance Group	311	295
Hannover Re Group	303	252
Everest Re Group**	209	164
Total Non-affiliates	1,380	1,359
Total affiliates and non-affiliates	$44,316	$46,669
*Includes intercompany pooling impact of $7,072 related to Unearned Premium Reserve, $35,046, related to Reserves for Losses and LAE and $26 related to Paid losses and LAE as of and for the year ended December 31, 2023, and $7,350, $36,592, and $9, respectively, as for the year ended December 31, 2022.

C.	Reinsurance Recoverable in Dispute

At December 31, 2023 and 2022, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $38 and $17 as of December 31, 2023 and 2022, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. National Union’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

National Union accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned surplus.

The total surplus gain recognized by the Combined Pool as of December 31, 2023, 2022 and 2021 was $1,514, $1,522, and $1,996, respectively. National Union’s share of this gain as of December 31, 2023 , 2022 and 2021 was $446, $428, and $671, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

38	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2023 and 2022 the amount in trust was $4,764 and $4,282 , respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2023 and 2022 was $990 and $1,004 , respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. Tax Law Changes

On August 16, 2022, the U.S. enacted the Inflation Reduction Act (“IRA”) of 2022 (H.R. 5376), which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act. Key provisions include a 15 percent corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period, a 1 percent stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. CAMT and the stock buyback tax are effective for tax years beginning after December 31, 2022. As of December 31, 2023, the Company is considered an applicable reporting entity with tax allocation agreement exclusions. Therefore, the Company is not required to calculate or recognize CAMT in its current or deferred tax computations, and there is no impact of the CAMT included in the fourth quarter 2023 financial statements.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2023 and 2022 are as follows:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$422	$213	$635	$577	$232	$809	$(155)	$(19)	$(174)
Statutory Valuation Allowance	-	14	14	-	15	15	-	(1)	(1)
Adjusted Gross DTA	422	199	621	577	217	794	(155)	(18)	(173)
Nonadmitted DTA	16	-	16	29	-	29	(13)	-	(13)
Subtotal Admitted DTA	406	199	605	548	217	765	(142)	(18)	(160)
DTL	135	199	334	159	217	376	(24)	(18)	(42)
Net Admitted DTA (DTL)	$271	$-	$271	$389	$-	$389	$(118)	$-	$(118)

At December 31, 2023, the Company recorded gross deferred assets (“DTA”) of $635. A valuation allowance was established on deferred tax assets net of liabilities of $14 as it is management’s belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2023 and 2022:

	12/31/2023			12/31/2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	$271	$-	$271	$389	$-	$389	$(118)	$-	$(118)
1. Adjusted gross DTAs realizable within 36 months	271	-	271	389	-	389	(118)	-	(118)
2. 15 percent of statutory surplus	NA	NA	786	NA	NA	761	NA	NA	25
Adjusted gross DTAs that can be offset against DTLs	135	199	334	159	217	376	(24)	(18)	(42)
Total DTA admitted as the result of application of SSAP 101	$406	$199	$605	$548	$217	$765	$(142)	$(18)	$(160)

39	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	393%	390%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above	$5,238	$5,074

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2023	2022	Change
Federal income tax	$16	$(35)	$51
Foreign income tax	13	15	(2)
Subtotal	$29	$(20)	$49
Federal income tax on net capital gains	(1)	52	(53)
Federal and foreign income taxes incurred	$28	$32	$(4)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Discounting of unpaid losses	$103	$106	$(3)
Nonadmitted assets	23	11	12
Unearned premium reserve	117	126	(9)
Bad debt expense	4	7	(3)
Net operating loss carry forward	-	77	(77)
Foreign tax credit carry forward	62	89	(27)
Investments	43	79	(36)
Intangible assets	5	8	(3)
Compensation and benefits accrual	10	10	-
Disregarded subsidiary	25	26	(1)
Deferred ceding commission liability	18	-	18
Other temporary differences	12	38	(26)
Subtotal	$422	$577	$(155)
Nonadmitted	16	29	(13)
Admitted ordinary deferred tax assets	$406	$548	$(142)
Capital
Investments	$169	$188	$(19)
Unrealized capital losses	43	43	-
Other temporary difference	1	1	-
Subtotal	$213	$232	$(19)
Statutory valuation allowance adjustment	14	15	(1)
Admitted capital deferred tax assets	199	217	(18)
Admitted deferred tax assets	$605	$765	$(160)

40	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2023 and 2022:

	2023	2022	Change
Ordinary
Investments	$114	$128	$(14)
Tax Act adjustment to discounting of unpaid losses	8	12	(4)
Section 481(a) adjustment	1	1	-
Compensation and benefits accrual	10	18	(8)
Other temporary differences	2	-	2
Subtotal	135	159	(24)
Capital
Investments	109	121	(12)
Unrealized capital losses	90	96	(6)
Subtotal	199	217	(18)
Deferred tax liabilities	$334	$376	$(42)
Net deferred tax assets (liabilities)	$271	$389	$(118)

The change in net deferred tax assets is comprised of the following:

	2023	2022	Change
Adjusted gross deferred tax assets	$621	$794	$(173)
Total deferred tax liabilities	(334)	(376)	42
Net deferred tax assets (liabilities)	$287	$418	$(130)
Tax effect of unrealized gains (losses)			6
Total change in deferred tax			$(136)

Change in deferred tax - current year			$(92)
Change in deferred tax - current year - other surplus items			(35)
Change in deferred tax - current year - total			$(127)
Change in deferred tax - prior period correction			(9)
Total change in deferred tax			$(136)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2023:

	Current	Deferred	Total

SSAP 3 impact:
SSAP 3 - general items	$1	$(4)	$(3)
SSAP 3 - statutory valuation allowance	-	(5)	(5)
Subtotal SSAP 3	1	(9)	(8)
SSAP 3 - unrealized gain/loss	-	5	5
SSAP 3 - adjusted tax assets and liabilities	1	(4)	(3)
SSAP 3 - non-admitted impact	-	(1)	(1)
Total SSAP 3 impact	$1	$(5)	$(4)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2023, 2022 and 2021:

41	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

	2023		2022		2021

Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$653	$137	$854	$179	$833	$175
Tax Exempt Income, Net of Proration	(35)	(7)	(39)	(8)	(44)	(9)
Attribute Expiration	-	-	-	1	2	3
Impact of Tax Free Liquidation	-	-	-	-	(47)	(10)
Change in Other Surplus Items	167	35	93	20	90	19
Stock Options and Other Compensation	(4)	(1)	(4)	(1)	4	1
Change in Nonadmitted Assets	(57)	(12)	8	1	12	3
Change in Tax Position	-	4	-	1	-	-
Statutory Valuation Allowance	-	(6)	-	14	-	(4)
Disregarded Subsidiary	4	1	10	2	-	(27)
Return to Provision	-	1	-	1	-	(7)
Lag Elimination Impact	14	3	-	-	-	-
Other	6	1	7	2	-	-
Total Book to Tax Adjustments	$95	$19	$75	$33	$17	$(31)
Total Income Tax	$748	$155	$929	$211	$850	$144

Federal and Foreign Income Taxes Incurred	-	29	-	(20)	-	4
Federal Income Tax on Net Capital Gains	-	(1)	-	52	-	14
Change in Net Deferred Income Taxes	-	127	-	179	-	126
Total Income Tax	$-	$155	$-	$211	$-	$144

Operating loss and tax credit carry-forwards

At December 31, 2023 the Company had foreign tax credits expiring through the year 2033 of:	$62

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2023. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2023, there was a $13 liability related to tax return errors and omissions and a $27 liability related to uncertain tax positions.

The U.S. is the only major tax jurisdiction of the Company. The Company is currently under examination by the IRS for the tax years 2011 through 2019 and are engaging in the Appeals process for certain disagreed issues related to tax years 2007 through 2010.

42	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

The following table lists those companies that form part of the 2023 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Assurance Company
AIG BG Holdings LLC	AIG Capital Corporation	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.	AIG Employee Services, Inc.
AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Global Operations (Ireland) Limited	AIG Home Protection Company, Inc.
AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Liquidity Management LLC	AIG Markets, Inc.	AIG Matched Funding Corp.
AIG MEA Investments and Services, LLC	AIG MGU Holdings Inc.	AIG North America, Inc.	AIG PC Global Services Inc.	AIG Procurement Services, Inc.
AIG Property Casualty Company	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.	AIG Securities Lending Corp.
AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management	AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company
AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.
AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC
AIGGRE Europe Real Estate Fund I	AIGGRE U.S. LT Apartments Investor Lexington	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund III
AIGGRE U.S. Real Estate Fund IV Lexington	AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIU Insurance Company	Akita, Inc.
AlphaCat Capital Inc.	AM Holdings LLC	American Home Assurance Company	American International Facilities Management	American International Group, Inc.
American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC
Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	Commerce and Industry Insurance Company	Corebridge REI Bartlett Investor III LLC	Corebridge REI Lexington Holdco LLC
Corebridge REI Papermill Investor III LLC	Crop Risk Services, Inc.	Design Professionals Association	Eaglestone Reinsurance Company	First Principles Capital Management, LLC
GIG of Missouri, Inc.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.
Global Loss Prevention, Inc. [Canada]	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	LBMA Equipment Services, Inc.
Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC
MG Reinsurance Limited	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance
National Union Fire Insurance Company	New Hampshire Insurance Company	NF Seven (Cayman) Limited	PCG 2019 Corporate Member Limited	Pine Street Real Estate Holdings Corp.
Risk Specialists Companies	Service Net Solutions of Florida, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.
Stratford Insurance Company	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	Travel Guard Americas LLC Sucursal Mexico
Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]	Travel Guard Group, Inc.	Tudor Insurance Company	VALIC Trust Company
Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.
Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

43	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under Pennsylvania law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

Pennsylvania domiciled companies are restricted (on the basis of the greater of 10 percent of statutory surplus, inclusive of unrealized gains, as of December 31, 2023, or 100 percent of net income for the preceding twelve month period ended December 31, 2023) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the PA DOI. The maximum dividend payment which may be paid by the Company, during 2024 is $625.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company paid the following dividends during 2023 and 2022.

2023			State approval

Date paid	Amount	Type of Dividend	Required	Obtained
3/27/2023	$300	Ordinary	No	No
6/23/2023	150	Ordinary	No	No
9/25/2023	200	Ordinary	No	No
Total dividends paid	$650

2022			State approval

Date paid	Amount	Type of Dividend	Required	Obtained
3/24/2022	$300	Extraordinary	Yes	Yes
6/23/2022	150	Extraordinary	Yes	Yes
9/23/2022	200	Extraordinary	Yes	Yes
Total dividends paid	$650

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2023 and 2022 represented or reduced by each item below is as follows:

Years Ended December 31,	2023	As Adjusted* 2022	2022
Unrealized gains and losses (net of taxes)	$188	$83	$23
Nonadmitted asset values	(124)	(81)	(80)
Provision for reinsurance	(46)	(32)	(39)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2023 and 2022.

44	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

The Company is the lessee for office space occupied by it and several affiliates under various noncancellable operating lease agreements that expire through October 31, 2033. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $8, $9 and $43 in 2023, 2022 and 2021, respectively. Certain rental commitments have renewal options extending through the year 2038. Some of these renewals are subject to adjustments in future periods.

At December 31, 2023, the minimum aggregate rental commitments were as follows:

Operating Leases
2024	$11
2025	9
2026	5
2027	4
2028 and thereafter	8
Total minimum lease payments	$37

C.	Other Commitments

As part of its hedge fund, private equity, mortgage loan and real estate equity portfolio investments, as of December 31, 2023, the Company may be called upon for additional capital investments of up to $550.

At December 31, 2023, the Company had $486 of outstanding commitments related to various funding obligations associated with investments in commercial loans.

45	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2023:

Guaranteed Company		Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2023	Invested Assets @ 12/31/2023	Estimated Loss @ 12/31/2023	Policyholders’ Surplus 12/31/2023
AHICO First American-Hungarian Insurance Company (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	$16	$406	$-	$(78)

AIG Insurance Company - Puerto Rico (f/k/a Chartis Insurance Company - Puerto Rico)		11/5/1997	12/31/2009	3	149	-	101

American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company)	*	7/13/1998	12/29/2006	2,269	222,128	-	8,929

American International Assurance Company (Bermuda) Limited	**	8/23/1999	1/31/2008	21,647	41,595	-	3,108

American International Life Assurance Company of New York	*	7/13/1998	4/30/2010	1,892	30,985	-	2,237

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	62	1,965	-	746

Chartis Excess Limited (f/k/a AIG Excess Liability Insurance International Limited)	*	5/28/1998	6/30/2014	57	6,168	-	2,344

Chartis Insurance Ireland Limited (f/k/a AIG Europe (Ireland) Limited)	*	12/15/1997	1/31/2012	7	8,690	-	2,391

Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company, Ltd.)	*	7/29/1998	4/30/2012	66	14,221	-	(440)

First American Czech Insurance Company, A.S. (n/k/a MetLife Europe d.a.c.)		9/15/1998	1/30/2009	172	515	-	(140)
La Meridional Compania Argentina de Seguros S.A.		1/6/1998	11/30/2016	72	99	-	37
Total				$26,263	$326,921	$-	$19,237

* Current Affiliates

**AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E.	Joint and Several Liabilities

AIUI is jointly and severally obligated to the policyholders of their Japan branch, in connection with the transfer of the business of the Japan branch to a Japan-domiciled affiliate in 2013. Under the terms of the transfer agreement, the Japan affiliate has agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliate carried $4 and $4 of loss reserves in respect of such policies as of December 31, 2023 and 2022, respectively. As of December 31, 2023, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $1.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

46	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

11.	Other Significant Matter

A.	Other Assets

As of December 31, 2023 and 2022, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2023	2022
Deposit accounting assets	$9	$9
Guaranty funds receivable on deposit	3	3
Loss funds on deposit	94	92
Contra Investments	100	46
Other assets	76	38
Equities in underwriting pools and associations	6	7
Total other admitted assets	$288	$195

B.	Other Liabilities

As of December 31, 2023 and 2022, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2023	2022
Assumed mortgage guaranty contingency reserve	$206	$202
Ceded mortgage guaranty contingency reserve	(206)	(202)
Escrow Deposit Liability	115	107
Other accrued liabilities	129	97
Retroactive reinsurance reserves - assumed	47	58
Retroactive reinsurance reserves - ceded	(30)	(24)
Deferred commission earnings	86	93
Escrow funds (NICO)	38	41
Servicing carrier liability	10	8
Collateral on derivative assets	21	19
Remittances and items not allocated	7	3
Paid loss clearing contra liability (loss reserve offset for paid claims)	(39)	(47)
Total other liabilities	$384	$355

C.	Other (Expense) Income

For the years ended December 31, 2023, 2022 and 2021, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2023	2022	2021
Other (expense) income	$8	$8	$3
Fee income on deposit programs	3	3	4
Interest expense on reinsurance program	(32)	(32)	(87)
Total other expense	$(21)	$(21)	$(80)

47	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Non-Cash items

For the years ended December 31, 2023, 2022 and 2021, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2023	2022	2021
Capital Contributions to Parent:
Return of Capital	-	-	898
AESA Commutation
Benefit and loss related payments	-	-	328
Dividends to parent:
Securities	-	295	-
Funds Held:
Premiums collected	(8)	(19)	(20)
Benefit and loss related payments	25	43	48
Commissions	10	11	17
Interest	(29)	(33)	(87)
Funds Held	(1)	2	(42)
Securities received/transferred:
Securities received	723	858	1,514
Securities transferred	(575)	(1,387)	(2,144)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Pittsburgh. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $3 and $4 of stock in the FHLB at December 31, 2023 and 2022, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2023, the Company had an actual borrowing capacity of $548 based on qualified pledged collateral. At December 31, 2023, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2023 and 2022, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

G.	Reconciliation to Annual Statement

There were no adjustments to the amounts previously reported to the Department in the 2023 Annual Statements, to those reported in the accompanying statutory financial statements.

The following is a reconciliation of amounts previously reported to the Department in the 2022 Annual Statements, to those reported in the accompanying statutory financial statements:

December 31, 2022	Assets	Liabilities	Net Income	Surplus
As per annual statements	$21,475	$16,014	$821	$5,461
Overstatement of Mutual Fund	(24)	-	-	(24)
As per audited financial statements	$21,451	$16,014	$821	$5,437

The 2022 reconciliation above reflects the impact of the following adjustments:

Mutual Fund adjustment - To adjust for a certain Mutual fund which was overstated in the Annual Statement.

48	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.

National Union Fire Insurance Company of Pittsburgh, Pa.

Statutory Basis Financial Statements

(Dollars in Millions)

12.	Subsequent Events

Subsequent events have been considered through April 23, 2024 for these Financial Statements issued on April 23, 2024.

Type I – Recognized Subsequent Events:

None

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2024, the Combined Pooling Agreement was amended and restated to include two new Pool members. The Company’s participation in the pool remained the same. The new pool participation percentages of the Pool members, as compared to those as of December 31, 2023, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2024	Pool Participation Percentage as of December 31, 2023	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	32%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
Commerce and Industry Insurance Company (C&I)	19410	3%	3%	New York
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York
Blackboard Insurance Company (BIC)	26611	0%	N/A	Delaware
Blackboard Specialty Insurance Company (BSIC)	13551	0%	N/A	Delaware
* Lead Company of the Combined Pool

There were no changes to the Company’s Total Capital and Surplus on January 1, 2024 as a consequence of the amendment to the Combined Pooling Agreement.

49	NOTES TO FINANCIAL STATEMENTS - As of December 31, 2023 and 2022 and for years ended December 31, 2023, 2022 and 2021.